As filed via EDGAR with the Securities and Exchange Commission on October 28, 2011

File No. 333-45959
ICA No. 811-08649

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. _____	[ ]
Post-Effective Amendment No. 20	[X]
And
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 22

E.I.I. REALTY SECURITIES TRUST
(Exact Name of Registrant as Specified in Charter)

640 Fifth Avenue, 8th Floor
New York, New York  10019
(Address of Principal Executive Office)  (Zip Code)
Registrant’s Telephone Number, including Area Code:  (800) 667-0974

Richard J. Adler
European Investors Incorporated
640 Fifth Avenue, 8th Floor
New York, New York 10019
(Name and Address of Agent for Service)

Copies to:
Susan J. Penry-Williams, Esq.
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Approximate date of proposed public offering:  As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:
☒Immediately upon filing pursuant to paragraph (b)	☐on (date) pursuant to paragraph (b)
☐60 days after filing pursuant to paragraph (a)(1)	☐on (date) pursuant to paragraph (a)(1)
☐75 days after filing pursuant to paragraph (a)(2)	☐on (date) pursuant to paragraph (a)(2) of rule 485.

☐           This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.I.I. Realty Securities Trust

E.I.I. Global Property Fund- EIIGX

E.I.I. International Property Fund- EIIPX

E.I.I. Realty Securities Fund- EIIRX

Institutional Shares

Prospectus

October 28, 2011

This Prospectus sets forth information you should consider before investing in the E.I.I. Realty Securities Fund (the “Domestic Fund”), the E.I.I. International Property Fund (the “International Fund”), or the E.I.I. Global Property Fund (the “Global Fund”) (each, a “Fund” and collectively, the “Funds”).  Each Fund is a non-diversified series of the E.I.I. Realty Securities Trust (the “Trust”), which is an open-end managed investment company commonly known as a “mutual fund.”  E.I.I. Realty Securities, Inc. (“E.I.I.” or the “Adviser”) serves as each Fund’s investment adviser

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds’ securities or determined whether this Prospectus is accurate or complete.  Anyone who tells you otherwise is committing a crime.

General Information 888-323-8912

E.I.I. Global Property Fund
E.I.I. International Property Fund
E.I.I. Realty Securities Fund

Table of Contents

E.I.I. Global Property Fund — Summary Section	1
E.I.I. International Property Fund — Summary Section	6
E.I.I. Realty Securities Fund — Summary Section	11
Information on Purchase and Sale of Fund Shares, Taxes and Financial Intermediaries	15
Additional Information about Investment Strategies and Related Risks	16
Portfolio Management and Fund Operations	21
Securities in Which the Funds Invest	22
Investing in the Funds	23
Dividends, Distributions and Taxes	27
Additional Information	29
Other Information About the Funds	29
Other Securities and Investment Practices	30
Financial Highlights	32

E.I.I. Global Property Fund — Summary Section

Investment Objective
The investment objective of the Global Fund is total return through investing in real estate securities globally.

Fund Expenses
The following tables describe the fees and expenses you may pay if you buy and hold shares of the Global Fund:

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	1.50%
Exchange Fees	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Investment Advisory Fees	0.75%
Administration Fees	0.15%
Rule 12b-1 Distribution Fees	None
Other Expenses	0.13%
Total Fund Operating Expenses	1.03%

Example
This Example is intended to help you compare the cost of investing in the Global Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $1,000,000 in the Global Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
10,200	32,483	56,570	125,671

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Strategies
The Global Fund seeks to achieve its investment objective by primarily investing in U.S. and non-U.S. companies whose business is to own, operate, develop and manage real estate.  Under normal market circumstances, the Fund will invest at least 80% of its net assets (which, for purposes of this policy, may include borrowings for investment purposes) in the equity securities of U.S. and non-U.S. companies (with a primary emphasis on real estate investment trusts (“REITs”) or REIT-like structures) that are “principally engaged” in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate.  For purposes of this policy, “principally engaged” means that at least 50% of a company’s revenues are derived from such real estate activities or at least 50% of the fair market value of a company’s assets are invested in real estate.  The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

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The securities in which the Global Fund may invest include but are not limited to common stock, preferred stock, convertible securities, depositary receipts and rights and warrants.

Under normal market conditions, the Global Fund will invest at least 40% of its total assets in securities of companies domiciled outside the U.S. and will invest from 20% to 60% of its total assets in U.S.-domiciled companies.  These guidelines may be waived for short-term defensive purposes.

E.I.I.’s investment process employs a combination of a “top-down,” macro level analysis, together with rigorous “bottom-up,” fundamental securities and real estate research and analysis on individual companies by its analyst team.  The investment process results from the Adviser’s experience in the real estate markets and financial markets globally and involves a highly disciplined, value-oriented approach.  The Adviser will focus principally on those countries that have established property markets and that have the appropriate level of country risk and growth prospects.  Once a country has been identified as worthy of further consideration, the Adviser reviews local economic factors to determine the stage of the property cycle and which companies are well positioned to benefit from future trends.  After isolating those companies that are most likely to provide investment opportunities, the Adviser will use company models to further refine the analysis.

By investing in the major global property markets (including those in emerging market countries), the Global Fund seeks to benefit from the cyclical nature of the real estate industry, the expanding role of securitization in the global property markets, and broad exposure to investing in different markets worldwide.  In the opinion of the Adviser, property securities provide a higher level of local market exposure and income returns than other types of equity securities.  Property company returns do not tend to be highly correlated with either local or foreign broad-based securities markets.

The Adviser also will seek to maximize risk-adjusted returns and will evaluate the relative risks of each investment in the context of overall portfolio risk.  This is especially important given the global orientation of the Global Fund.  The Adviser will closely monitor the Fund’s exposure to markets and countries with the highest levels of risk.

In order to attempt to meet the Global Fund’s investment objective, the Adviser will seek to invest in securities that will provide sufficient current income and liquidity.  Since the Global Fund will have an overall value orientation, portfolio turnover is anticipated to be modest, thereby minimizing the Fund’s expenses.  The Adviser will monitor the Fund’s exposure to a wide variety of property markets to ensure that portfolio risk levels are within the Adviser’s internal guidelines.

Principal Investment Risks
Risks associated with investing in the securities of companies in the real estate industry include the following: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

As a non-diversified fund, the Global Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.  As such, each investment may have a greater effect on the Fund’s performance, making the Fund more susceptible to a single economic, political or regulatory occurrence than a diversified fund.

As with any mutual fund, there is no guarantee that the Global Fund will earn income or show a positive total return over time.  The Fund’s price, yield and total return will fluctuate.  You may lose money if the Fund’s investments do not perform well.

Investment Risk.  An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk.  Your investment in Fund shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Real Estate Securities Risk.  The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for

2

real and rental property and the management skill and creditworthiness of REIT issuers.  In this Prospectus, “REITs” are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends.  The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Foreign (Non-U.S.) Securities Risk. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Foreign Currency Risk.  The Fund’s net asset value (“NAV”) could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Emerging Markets Risk.  Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested.

Interest Rate Risk.  Interest rate risk is the risk that preferred securities, and to a lesser extent dividend paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

Non-Diversification Risk. As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Fund may be subject to a greater risk of loss than a fund that has a diversified portfolio.

Investor Profile
The Global Fund may be appropriate for investors who:

•	seek to grow capital over the long term;
•	are willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry;
•	seek a fund that may perform differently than other types of equity or bond funds;
•	can withstand volatility in the value of their shares of the Fund; and
•	wish to add to their investment portfolio a fund that invests primarily in companies operating in the global real estate industry.

An investment in the Global Fund may not be appropriate for all investors.  The Fund is not intended to be a complete investment program, nor is it intended to be used as a short-term trading vehicle.

Fund Performance
The bar chart and the table below show how the Global Fund has performed in the past and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance compared with an index which serves as a broad measure of market performance.  Both the bar chart and the table assume that all dividends and distributions are reinvested in the Fund.  The Fund’s past performance does not show how the Fund will perform in the future.

3

* The best calendar quarter return during the period shown above was 39.58% in the second quarter of 2009; the worst calendar quarter was -24.63% in the fourth quarter of 2008.  The Global Fund’s total return for 2011 is  -10.79% as of September 30, 2011.

Average Annual Total Returns
(for the Periods Ended December 31, 2010)

	One Year	Since Inception (February 1, 2007)

Global Fund return before taxes	17.65%	-5.99%

Global Fund return after taxes on distributions	17.22%	-6.29%

Global Fund return after taxes on distributions and sale of shares	11.76%	-5.12%

FTSE EPRA/NAREIT Developed Index (reflects no deductions for fees, expenses or taxes)*	20.40%	-6.65%

* An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The Global Fund’s shares, when redeemed, may be worth more or less than original cost.  The Fund’s performance takes into account all applicable fees and expenses.

Investment Adviser
E.I.I. serves as the Global Fund’s investment adviser.

4

Portfolio Managers
James E. Rehlaender and Alfred C. Otero have been the portfolio managers primarily responsible for the day-to-day management of the Global Fund’s portfolio since its inception in February 2007.  Mr. Rehlaender has been a Managing Director of E.I.I. since 2000 and Mr. Otero has been a Managing Director of E.I.I. since 2002.

5

E.I.I. International Property Fund — Summary Section

Investment Objective
The International Fund’s investment objective is to provide current income and long-term capital gains.

Fund Expenses
The following tables describe the fees and expenses you may pay if you buy and hold shares of the International Fund:

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	1.50%
Exchange Fees	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Investment Advisory Fees	0.75%
Administration Fees	0.15%
Rule 12b-1 Distribution Fees	None
Other Expenses	0.13%
Total Fund Operating Expenses	1.03%

Example
This Example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $1,000,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
10,200	32,483	56,570	125,671
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Strategies
The International Fund seeks to achieve its investment objective by investing primarily in international property companies whose business is to own, operate, develop and manage international real estate.  Under normal market circumstances, the Fund will invest at least 80% of its net assets (which, for purposes of this policy, may include borrowings for investment purposes) in the equity securities of non-U.S. companies (with a primary emphasis on real estate investment trusts (“REITs”) or REIT-like structures) that are “principally engaged” in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate.  For purposes of this policy, “principally engaged” means that at least 50% of a company’s revenues are derived from such real estate activities or at least 50% of the fair market value of a company’s

6

assets are invested in real estate.  The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

International property companies may include hotel and gaming companies, retailers, theatre companies, supermarket chains, developers and mortgage companies.

The securities in which the International Fund may invest include but are not limited to common stock, preferred stock, convertible securities, depositary receipts and rights and warrants.

E.I.I.’s investment process employs a combination of a “top-down,” macro level analysis, together with rigorous “bottom-up,” fundamental securities and real estate research and analysis on individual companies by its analyst team.  The investment process results from the Adviser’s experience in the real estate markets and financial markets globally and involves a highly disciplined, value-oriented approach.  The Adviser will focus principally on those countries that have established property markets and that have the appropriate level of country risk and growth prospects.  Once a country has been identified as worthy of further consideration, the Adviser reviews local economic factors to determine the stage of the property cycle and which companies are well positioned to benefit from future trends.  After isolating those companies that are most likely to provide investment opportunities, the Adviser will use company models to further refine the analysis.

By investing in the major international property markets outside the U.S. (including those in emerging market countries), the International Fund seeks to benefit from the cyclical nature of the real estate industry, the expanding role of securitization in the global property markets, and broad exposure to investing in different markets worldwide.  In the opinion of the Adviser, property securities provide a higher level of local market exposure and income returns than other types of equity securities.  Property company returns do not tend to be highly correlated with either local or foreign broad-based securities markets.

The Adviser also will seek to maximize risk-adjusted returns and will evaluate the relative risks of each investment in the context of overall portfolio risk.  This is especially important given the international orientation of the International Fund.  The Adviser will closely monitor the Fund’s exposure to markets and countries with the highest levels of risk (as measured by standard deviation of returns).

In order to attempt to meet the International Fund’s investment objective, the Adviser will seek to invest in securities that will provide sufficient current income and liquidity.  Since the Fund will have an overall value orientation, portfolio turnover is anticipated to be modest, thereby minimizing the Fund’s expenses.  The Adviser will monitor the Fund’s exposure to a wide variety of property markets to ensure that portfolio risk levels are within the Adviser’s internal guidelines.

Principal Investment Risks
Risks associated with investing in the securities of companies in the real estate industry include the following: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

As a non-diversified fund, the International Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.  As such, each investment may have a greater effect on the Fund's performance, making the Fund more susceptible to a single economic, political or regulatory occurrence than a diversified fund.

As with any mutual fund, there is no guarantee that the International Fund will earn income or show a positive total return over time.  The Fund’s price, yield and total return will fluctuate.  You may lose money if the Fund’s investments do not perform well.

Investment Risk.  An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk.  Your investment in Fund shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

7

Real Estate Securities Risk.  The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of REIT issuers.  In this Prospectus, “REITs” are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends.  The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Foreign (Non-U.S.) Securities Risk. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Foreign Currency Risk.  The Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Emerging Markets Risk.  Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested.

Interest Rate Risk.  Interest rate risk is the risk that preferred securities, and to a lesser extent dividend paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

Non-Diversification Risk. As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Fund may be subject to a greater risk of loss than a fund that has a diversified portfolio.

Investor Profile
The International Fund may be appropriate for investors who:

•	seek to grow capital over the long term;
•	are willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry;
•	can withstand volatility in the value of their shares of the Fund; and
•	wish to add to their personal investment portfolio a fund that invests primarily in companies operating in the international real estate industry.

An investment in the International Fund may not be appropriate for all investors.  The Fund is not intended to be a complete investment program, nor is it intended to be used as a short-term trading vehicle.

Fund Performance
The bar chart and the table below show how the International Fund has performed in the past and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance compared with an index which serves as a broad measure of market performance.  Both the bar chart and the table assume that all dividends and distributions are reinvested in the Fund.  The Fund’s past performance does not show how the Fund will perform in the future.

8

* The best calendar quarter return during the period shown above was 47.79% in the second quarter of 2009; the worst calendar quarter was -20.52% in the third quarter of 2008.  The International Fund’s total return for 2011 is  -17.50% as of September 30, 2011.

Average Annual Total Returns
(for the Periods Ended December 31, 2010)

	One Year	Five Years	Since Inception(July 1, 2004)

International Fund return before taxes	17.65%	6.38%	12.03%

International Fund return after taxes on distributions	17.35%	5.95%	11.56%

International Fund return after taxes on distributions and sale of shares	12.00%	5.45%	10.49%

FTSE EPRA/NAREIT Developed ex US Index (reflects no deductions for fees, expenses or taxes)*	16.01%	3.19%	9.17%

* An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The International Fund’s shares, when redeemed, may be worth more or less than original cost.  The Fund’s performance takes into account all applicable fees and expenses.

Investment Adviser
E.I.I. serves as the International Property Fund’s investment adviser.

9

Portfolio Managers
James E. Rehlaender has been the portfolio manager primarily responsible for the day-to-day management of the International Fund’s portfolio since its inception in July 2004 and Peter Nieuwland has served as the Senior Analyst and Assistant Portfolio Manager of the Fund since the Fund’s inception.  Suang Eng Tsan became Assistant Portfolio Manager- Asia for the Fund effective January 2010.  Mr. Rehlaender has been a Managing Director of E.I.I. since 2000, Mr. Nieuwland has been a Managing Director of E.I.I. since 2006 and Ms. Tsan has been a Managing Director of E.I.I. since 2010.

10

E.I.I. Realty Securities Fund — Summary Section

Investment Objective
The Domestic Fund’s investment objective is to provide the diversification and total return potential of investments in real estate.  The Fund also seeks to achieve a total return that includes a significant component of current income, which may provide portfolio stability during periods of market fluctuation.

Fund Expenses
The following tables describe the fees and expenses you may pay if you buy and hold shares of the Domestic Fund:

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	1.50%
Exchange Fees	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Investment Advisory Fees	0.75%
Administration Fees	0.15%
Rule 12b-1 Distribution Fees	None
Other Expenses	0.54%
Total Fund Operating Expenses	1.44%

Example
This Example is intended to help you compare the cost of investing in the Domestic Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $1,000,000 in the Domestic Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Domestic Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
8,168	39,255	72,596	166,903

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of the average value of its portfolio.

Principal Strategies
The Domestic Fund seeks to achieve its investment objective by investing primarily in companies whose business is to own, operate, develop and manage real estate.  Under normal market circumstances, the Fund will invest at least 80% of its net assets (which, for purposes of this policy, may include borrowings for investment purposes) in the securities of companies in the United States that are in the real estate industry, (with a primary emphasis on real estate investment trusts (“REITs”) or REIT-like structures) that are “principally engaged” in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate.  20% of the Fund’s total net assets may be invested in securities of foreign

11

real estate companies.  For purposes of this policy, “principally engaged” means that at least 50% of a company’s revenues are derived from such real estate activities or at least 50% of the fair market value of a company’s assets are invested in real estate.  The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

The securities in which the Domestic Fund may invest include but are not limited to common stock, preferred stock, convertible securities, depositary receipts and rights and warrants.

The analyst team at E.I.I. analyzes companies on a qualitative and quantitative basis to determine whether they are appropriate for investment.  Qualitative analysis includes management strength, business strategy, financial strength and competitive advantages within the marketplace.  Quantitative analysis entails review of cash flow and dividend growth prospects, risk-adjusted total return expectations, real estate analysis using criteria such as capitalization rates and values on a square footage basis and balance sheet strength and relative cost of capital.  Portfolio managers and analysts comprise an investment team that selects companies for investment.

Principal Investment Risks
The Domestic Fund is subject to the risks common to all mutual funds that invest in equity securities, foreign securities, real estate securities and fixed-income securities.  You may lose money by investing in this Fund if any of the following occur:
•	domestic and foreign stock markets or real estate markets go down;
•	there are changes in the markets for REITs, which are subject to more abrupt or erratic price movements than equity securities markets;
•	one or more stocks in the Fund’s portfolio do not perform as well as expected;
•	there are changes in interest rates;
•	there are increases in operating costs generally of real estate properties or increases in competition, property taxes or capital expenditures regarding real estate properties;
•	there are increases in defaults relating to real estate properties, including defaults by borrowers or tenants; or
•	the real estate industry is affected by certain economic, political or regulatory occurrences.

In this Prospectus, “REITs” are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends.  The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

As a non-diversified fund, the Domestic Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.  As such, each investment may have a greater effect on the Fund’s performance, making the Fund more susceptible to a single economic, political or regulatory occurrence than a diversified fund.

As with any mutual fund, there is no guarantee that the Domestic Fund will earn income or show a positive total return over time.  The Fund’s price, yield and total return will fluctuate.  You may lose money if the Fund’s investments do not perform well.

Investor Profile
The Domestic Fund may be appropriate for investors who:
•	seek to grow capital over the long term;
•	are willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry;
•	can withstand volatility in the value of their shares of the Fund; and
•	wish to add to their personal investment portfolio a fund that invests primarily in companies operating in the real estate industry.

An investment in the Domestic Fund may not be appropriate for all investors.  The Fund is not intended to be a complete investment program, nor is it intended to be used as a short-term trading vehicle.

Fund Performance
The bar chart and the table below show how the Domestic Fund has performed in the past and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance compared with two indices that are broad

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measures of market performance.  Both the bar chart and the table assume that all dividends and distributions are reinvested in the Fund.  The Fund’s past performance does not show how the Fund will perform in the future.

* The best calendar quarter return during the period shown above was 31.45% in the third quarter of 2009; the worst calendar quarter was -35.66% in the fourth quarter of 2008.  The Domestic Fund’s total return for 2011 is  -3.40% as of September 30, 2011.

Average Annual Return
(for the Periods Ended December 31, 2010)

	One Year	Five Years	Ten Years

Domestic Fund return before taxes	27.46%	3.04%	9.73%

Domestic Fund return after taxes on distributions	26.44%	-0.19%	6.22%

Domestic Fund return after taxes on distributions and sale of shares	17.80%	2.16%	7.59%

NAREIT Equity Index (reflects no deductions for fees, expenses or taxes)*	27.96%	3.04%	10.77%

Wilshire Real Estate Securities Index (reflects no deductions for fees, expenses or taxes)*	29.12%	2.30%	10.35%

* An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement

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accounts.  The Domestic Fund’s shares, when redeemed, may be worth more or less than original cost.  The Fund’s performance takes into account all applicable fees and expenses.

Investment Adviser
E.I.I. serves as the Domestic Fund’s investment adviser.

Portfolio Managers
Alfred C. Otero has been the portfolio manager primarily responsible for the day-to-day management of the Domestic Fund’s portfolio since July 2004 and James E. Rehlaender has served as Assistant Portfolio Manager of the Fund since February 2007.  Mr. Otero has been a Managing Director of E.I.I. since 2002 and Mr. Rehlaender has been a Managing Director of E.I.I. since 2000.

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Information on Purchase and Sale of Fund Shares, Taxes and Financial Intermediaries

Purchase and Sale of Fund Shares
The minimum initial investment for Institutional Shares is $1 million.  This minimum may be reduced at E.I.I.’s sole discretion.  Employees and officers of E.I.I. and its affiliates and immediate family members may purchase Institutional Shares without being subject to the minimum investment.  There is no minimum for additional investments.

If you wish to redeem shares directly through the Fund, you can do so on any business day by calling 888-323-8912 or by writing the Fund at E.I.I. [Indicate name of Fund], P.O. Box 9822, Providence, RI 02940.  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer or financial intermediary should contact the broker-dealer or financial intermediary directly.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information about Investment Strategies and Related Risks

Additional Investment Strategies
Each Fund seeks to achieve its objective by investing in companies that own, operate, develop and manage real estate.  Typically, an investment in commercial real estate provides returns, customarily in the form of yield, and additional appreciation potential, which means that the price of the investment increases over time.  Maintaining a component of current income, or dividends, may serve to provide portfolio stability during periods of overall market fluctuations.  To pursue capital appreciation, each Fund will target companies with the highest risk-adjusted total return potential.

In addition, a Fund may invest in other securities, as described in the section entitled “Other Securities and Investment Practices.”

Investment Philosophy
E.I.I.’s investment philosophy is to achieve attractive risk-adjusted total returns by investing primarily in a diversified portfolio of real estate securities of companies, which it deems to be of the highest quality available in the global marketplace.  In this regard, E.I.I. deems high-quality companies to be candidates for the portfolio when a number of the following conditions are met:

•	Experienced, dedicated management teams are in place, which have markets expertise, and have a pro-shareholder orientation.
•	The companies have long-term strategies, which position them for sustainable cash flow growth.
•	The companies have sufficiently strong balance sheets to enable significant growth.

Global Fund

The Adviser will employ its, and its affiliates’ extensive global real estate experience in a value-oriented approach to maximizing risk-adjusted returns.  The Adviser believes that property markets are inefficient relative to other markets, and will seek to take advantage of pricing anomalies that are discovered through the Adviser’s fundamental approach to valuing companies.

The investment process results from the Adviser’s experience in the real estate markets and financial markets globally and involves a highly disciplined, value-oriented approach.  The Adviser will focus principally on those countries that have established property markets and that have the appropriate level of country risk and growth prospects.  Prior to investing in any company, the portfolio managers will have met with company executives to assess firsthand the investment opportunity.  This is most critical for companies operating in emerging market countries, as the economic data used by the Adviser for screening opportunities in these countries generally are not as accurate or timely as the data available for developed countries.

Once a country has been identified as worthy of further consideration, the Adviser reviews local economic factors to determine the stage of the property cycle and which companies are well positioned to benefit from future trends.  The economic factors that directly affect supply and demand of various property types include: job growth, building permit trends, financial market liquidity and interest rates, absorption, and pending additions to supply.  The primary sources for this economic data include broker research, databases compiled by Bloomberg and other Internet-based econometric services, the real estate brokerage community and our collective market contacts.

Companies are placed through a series of preliminary liquidity screens in order to determine which of them are likely to provide the most attractive investment opportunities.  The Adviser will use company models to further refine the analysis.  The key components of the Adviser’s models are both quantitative and subjective.  The Adviser focuses on each company’s ability to generate cash flow to cover recurring capital expenditures and fixed charges to support ongoing business.  Foremost among the Adviser’s primary quantitative screens is access to capital, which is critical to these asset-intensive companies.  Net asset values of companies will be evaluated in the context of a break-up or liquidation scenario, but they will not be used exclusively in the determination of overall company value.  As many companies depend on growth to enhance shareholder value, the Adviser also will look for companies whose growth opportunities are not fully valued by the market.  Non-quantitative measures will focus on the quality of management and ownership, management’s financial commitment, and market niche/business focus.  This is where the Adviser’s real estate contacts and market experience become most critical.

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The resulting list of potential investments is then re-analyzed in the context of market conditions. Once the valuations are confirmed, the investment is reviewed by the portfolio managers of the Adviser for final approval.  As part of the approval process, both buy and sell target prices and/or valuation targets are set for each investment.  The valuations are reviewed quarterly or more frequently if new developments require, and target prices may be reset with the approval of the portfolio managers.  Once the sell target price has been reached, the position must be re-evaluated in order to determine whether to adjust the target price, reduce it or sell.

The Global Fund will invest primarily in companies located in the developed countries of North America, Europe and Asia.  It may also invest in the emerging markets of Europe, Asia, Latin America, South America and the Middle East and Africa.  The Fund may but currently has no intention to participate in currency hedging or private placements.  The Fund has no current intention to borrow for the purpose of leveraging the portfolio.

The Global Fund will invest no more than 10% of its total assets in the securities of any one issuer or in companies operating in emerging market countries.  For the purposes of this Prospectus, “emerging market countries” are defined as countries with gross domestic product per capita of less than $10,000 and such other criteria as the Adviser may deem relevant.

The Global Fund seeks to exceed the performance of its benchmark, the FTSE EPRA/NAREIT Developed Index.  The Fund generally will hold a minimum of 30 stocks within the portfolio, but will typically average between 40 and 60 stocks.

No single country will exceed 30% of the Global Fund’s portfolio (with the exception of the United States which can represent over 50% of the Fund’s total assets).

International Fund

The Adviser will employ its, and its affiliates’, extensive international real estate experience in a value-oriented approach to maximizing risk-adjusted returns.  The Adviser believes that property markets are inefficient relative to other markets, and will seek to take advantage of pricing anomalies that are discovered through the Adviser’s fundamental approach to valuing companies.  Unlike industrial sectors, the property sector cannot easily adjust to changes in market conditions.  Properties take time to develop and either sell or lease, and once a project has begun, it is difficult to stop.  Rents and property values also take time to adjust, and this economic friction can lead to market pricing inefficiencies, which, in the opinion of the Adviser, should provide the Fund with investment opportunities.

The investment process results from the Adviser’s experience in the real estate and international financial markets and involves a highly disciplined, value-oriented approach.  The Adviser will focus principally on those countries that have established property markets and that have the appropriate level of country risk and growth prospects.  Prior to investing in any market, the International Fund’s portfolio managers will have met with key government and company executives to assess firsthand the investment opportunity.  This is most critical for companies operating in emerging market countries, as the economic data used by the Adviser for screening opportunities in these countries generally are not as accurate or timely as the data available for developed countries.

Once a country has been identified as worthy of further consideration, the Adviser reviews local economic factors to determine the stage of the property cycle and which companies are well positioned to benefit from future trends.  The economic factors that directly affect supply and demand of various property types include: job growth, building permit trends, financial market liquidity and interest rates, absorption, and pending additions to supply.  The primary sources for this economic data include broker research, databases compiled by Bloomberg and other Internet-based econometric services, the real estate brokerage community and market contacts.

After isolating those companies that are most likely to provide investment opportunities, the Adviser will use company models to further refine the analysis.  The key components of the Adviser’s models are both quantitative and subjective.  The Adviser focuses on each company’s ability to generate cash flow to cover recurring capital expenditures and fixed charges to support ongoing business.  Foremost among the Adviser’s primary quantitative screens is access to capital, which is critical to such asset-intensive companies.  Net asset values of companies will be evaluated in the context of a break-up or liquidation scenario, but they will not be used exclusively in the determination of overall company value.  As many of these companies depend on growth to enhance shareholder value, the Adviser also will look for companies whose growth opportunities are not fully valued by the market.  Non-quantitative measures will focus on the quality of management and ownership, management’s financial commitment, and market niche/business focus.  This is where the Adviser’s real estate contacts and market experience become most critical.

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The resulting list of potential investments is then re-analyzed in the context of market conditions.  Once the valuations are confirmed, the investment is reviewed by the senior management of the Adviser for final approval.  As part of the approval process, both buy and sell target prices are set for each investment.  The valuations are reviewed quarterly or more frequently if new developments require, and target prices may be reset with the approval of senior management of the Adviser.  Once the sell target price has been reached, the position must be sold or a new target price set.

The International Fund will invest primarily in companies located in the developed countries of North America (ex-USA), Europe and Asia.  It may also invest in the emerging markets of Europe, Asia, Latin America, South America and the Middle East and Africa.  The Fund may but currently has no intention to participate in currency hedging or private placements.  The Fund has no current intention to borrow for the purpose of leveraging the portfolio.

The International Fund will invest no more than 10% of its total assets in the securities of any one issuer or in companies operating in emerging market countries.  For the purposes of this Prospectus, “emerging market countries” are defined as countries with gross domestic product per capita of no more than $10,000 and such other criteria as the Adviser may deem relevant.

The International Fund seeks to exceed the performance of its benchmark, the FTSE EPRA/NAREIT Developed ex US Index. The International Fund generally will hold on average, 30 to 35 stocks, but at times may go as high as 50 stocks, as market conditions warrant.

The International Fund will be limited to investing no more than three times a country’s weight in the Index, although the Adviser may, in its discretion, exceed this limitation in order to maintain a meaningful position in a particular security.  No single country will exceed 30% of the Fund’s portfolio (with the exception of Hong Kong).

Domestic Fund

The Domestic Fund seeks to achieve its objectives by investing in companies that own, operate, develop and manage real estate.  Typically, an investment in commercial real estate provides a significant current return, customarily in the form of dividends, and additional appreciation potential, which means that the price of the investment increases over time.  As such, a critical objective of the Fund is to achieve total returns, which include a significant component of current income, or dividends, which may serve to provide portfolio stability during periods of overall market fluctuations.  To pursue capital appreciation, the Fund will target companies with the highest risk-adjusted total return potential.  The Fund intends to invest at least 80% of its total assets in the equity or convertible securities of U.S. companies (with a primary emphasis on REITs) that are principally engaged in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate.  The Domestic Fund also may invest up to 20% of its total assets in securities of foreign real estate companies, many of which have substantial holdings of U.S. real estate securities.

The Domestic Fund may achieve its investment objective by investing all of its assets in another investment company having substantially the same investment objective and policies as the Fund instead of investing directly in the underlying securities.

*           *           *

Investment Philosophy Generally for the Funds

E.I.I.’s Investment Teams are composed of portfolio managers as well as analysts and strategists.

Investment Team Decision Process:
E.I.I.’s Investment Teams analyze global and regional economic trends and the market for different types of real estate including residential, retail, hotel, industrial and office properties.  In addition, the Investment Teams make assessments of the economic environment and securitization trends, and then derive an investment strategy formulated to take advantage of perceived opportunities.

Analyst Team Decision Process:
E.I.I.’s analyst team tracks a universe of more than 400 individual companies globally that are considered for potential investment.  Companies are evaluated on both a quantitative and a qualitative basis in order to determine which companies

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may provide attractive risk-adjusted returns.  E.I.I.’s global analyst team evaluates and analyzes companies based upon the following criteria:

Qualitative Analysis:
•	Management strength;
•	Business strategy;
•	Financial strength; and
•	Competitive advantages within the marketplace.

Quantitative Analysis:
•	Cash flow and dividend growth prospects;
•	Risk-adjusted total return expectations using numerous methodologies;
•	Real estate analysis using criteria such as capitalization rates and values on a square footage basis; and
•	Balance sheet strength and relative cost of capital.

Integral parts of E.I.I.’s investment process include:
•	Performing individual property and market evaluations which are important to understanding the company’s portfolio;
•	Verifying that the company’s assets are consistent with management’s stated strategy;
•	Finding and reviewing any problems relating to the company’s properties;
•	Evaluating the company’s properties and their position in the markets; and
•	Assessing the quality of property management.

Diversification Requirements
The Securities and Exchange Commission (the “SEC”) and the Internal Revenue Service (the “IRS”) impose certain requirements with which all mutual funds must comply.  Each Fund monitors these limitations on an ongoing basis.  These diversification provisions and requirements are discussed further in the Fund’s Statement of Additional Information (“SAI”).
•
SEC Requirement: None of the Funds are “diversified” according to certain federal securities provisions regarding diversification of its assets.  As a non-diversified investment company, each Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.

•
IRS Requirement: Each Fund intends to comply with certain federal tax requirements regarding the diversification of its assets.  Generally, under those requirements, each Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer (excluding U.S. Government securities).

Risk Factors Generally
Each Fund is designed for long-term investors who can weather changes in the value of their investment.  In conjunction with the risks previously discussed in the Summary Sections, the following are general risks you may assume by investing in the Funds:

Investment Risk
Investment in the Funds are subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk
Your investment in Fund shares represents an indirect investment in the REIT shares and other real estate securities owned by the Fund. The value of these equity securities, like other stock market investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Convertible Securities Risk
A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying

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securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Real Estate Securities Risk
The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages.  The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Funds will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Funds.

Foreign Securities and Emerging Market Risks
To the extent the Funds invest in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Funds’ foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Foreign Currency
Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Interest Rate Risk
Interest rate risk is the risk that preferred securities, convertible securities and to a lesser extent dividend-paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

Non-Diversification Risk
As “non-diversified” investment companies, the Funds can invest in fewer individual companies than a diversified investment company. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Funds may be subject to a greater risk of loss than a fund that has a diversified portfolio.

The following risks are common to mutual funds that invest in fixed income securities:

Interest rate risk.  The value of a fixed income security typically changes in the opposite direction from a change in interest rates.  When interest rates go up, the value of a fixed-rate security typically goes down.  When interest rates go down, the value of these securities typically goes up.  Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by fixed income securities held by a Fund.  Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.

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Reinvestment risk is the risk that when interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate.  Generally, interest rate risk and reinvestment risk have offsetting effects.

Credit (or default) risk is the risk that the issuer of a fixed income security will be unable to make timely payments of interest or principal.

Portfolio Holdings
A description of the Funds policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds SAI. The Funds also file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) on Form N-Q as of the end of its first and third fiscal quarters. The Funds full portfolio holdings are published semi-annually in reports sent to shareholders and filed with the SEC on Form N-CSR. In addition to information on portfolio holdings, other Fund statistical information may be found by calling (800) 667- 0974.

Portfolio Management and Fund Operations

Advisory Services
The Trust, on behalf of each Fund, has entered into an investment advisory agreement with E.I.I. Realty Securities, Inc., 640 Fifth Avenue, New York, New York 10019.  E.I.I. provides each Fund with investment management and financial advisory services, including purchasing and selling the securities in the Fund’s portfolio, at all times subject to the policies set forth by the Trust’s Board of Trustees (the “Board”).  E.I.I. identifies and analyzes possible investments for each Fund, determines the amount and timing of such investments, and determines the forms of investments.  E.I.I. also monitors and reviews each Fund’s portfolio.

Under the investment advisory agreement with E.I.I., each Fund will incur a monthly advisory fee payable to the Adviser calculated at an annual rate of 0.75% of the Fund’s average daily net assets, before waivers, if any.  During the fiscal year ended June 30, 2011, the International Fund, the Global Fund and the Domestic Fund paid monthly advisory fees to the Adviser, after waivers, calculated at an annual rate of 0.72%, 072% and 0.11%, respectively, of the relevant Fund’s average daily net assets.  Until further notice to shareholders, the Adviser has voluntarily agreed to waive a portion of its investment advisory fees and/or absorb the expenses of the Funds to the extent necessary to limit the total annual expenses of the Funds’ Institutional Class shares to not more than 1.00% of those shares’ average daily net assets for the International and Global Fund, and to not more than 0.80% of those shares’ average daily net assets for the Domestic Fund.  To the extent that the Adviser waives investment advisory fees and/or absorbs expenses, it may seek payment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the expense limitations stated above for the International Fund, Global Fund and Domestic Fund, respectively.  The Adviser may terminate this voluntary arrangement at any time.

A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement with E.I.I. for these Funds is available in the Funds’ shareholder report for the fiscal year ended June 30, 2011.

E.I.I. was formed in 1993 and is registered with the SEC as an investment adviser.  It provides real estate securities portfolio management services to U.S. tax-exempt institutions and other investors.  E.I.I. is a wholly-owned subsidiary of European Investors Incorporated, which is a registered investment adviser providing both general securities and real estate securities portfolio management services.  E.I.I. and European Investors Incorporated are owned by management.

European Investors Incorporated was founded in 1983 to provide investment services primarily to foreign investors (with a focus in Europe) in the United States by managing securities portfolios as well as providing direct real estate advisory services and corporate advisory services.

Administrative Services
E.I.I. also serves as each Fund’s administrator.  E.I.I. supervises the administration of all aspects of each Fund’s operations, including the Fund’s receipt of services for which the Fund is obligated to pay, provides the Fund with general office facilities, and provides, at the Fund’s expense, the services of persons necessary to perform such supervisory, administrative, and clerical functions as are needed to operate the Fund effectively.  For these services and facilities, for Institutional Shares, E.I.I. receives with respect to each Fund a fee calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of those shares of the Fund.

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Portfolio Managers

Global Fund — James E. Rehlaender and Alfred C. Otero have been primarily responsible for the day-to-day management of the Global Fund’s portfolio since its inception in February 2007.

International Fund — James E. Rehlaender has been primarily responsible for the day-to-day management of the International Fund’s portfolio since the Fund’s inception in July 2004.  Peter Nieuwland has served as the Senior Analyst and Assistant Portfolio Manager of the Fund since the Fund’s inception.  Suang Eng Tsan became Assistant Portfolio Manager- Asia for the Fund effective January 2010.

Domestic Fund — Alfred C. Otero has been primarily responsible for the day-to-day management of the Domestic Fund’s portfolio since July 2004.  James E. Rehlaender has served as the Fund’s Assistant Portfolio Manager since February 2007.

ALFRED C. OTERO has been a Managing Director of E.I.I. since 2002.  Mr. Otero has been a member of the firm’s global real estate investment team and is primarily responsible for the firms North American real estate investment activities, as well as co manager of E.I.I.’s global real estate activities.  He has been with E.I.I. for more than 14 years and has lead the firm’s U.S. REIT efforts since July 2004.  Prior to joining the firm, Mr. Otero managed real estate investments and initiatives for Mutual of America Capital Management Corp.  Mr. Otero earned a BBA in Finance in 1989 and an MBA in 1992 from the University of Notre Dame.

JAMES E. REHLAENDER has been a Managing Director of E.I.I. since 2000.  He is a member of the firm’s global real estate investment team and he is responsible for the firm’s international real estate investment activities, as well as co manager of E.I.I.’s global real estate activities, and Assistant Portfolio Manager of the E.I.I. Realty Securities Fund.  Prior to joining E.I.I., Mr. Rehlaender, in association with one of the largest German insurance companies, developed and founded Global Property Advisors in 1996.  In 2000, Global Property Advisors merged with E.I.I.  From 1983 to 1996, Mr. Rehlaender developed and marketed REIT investments for La Salle Partners and was intimately involved in many complex real estate project financings, workouts and investment advisory assignments.  He has a BA from the College of William and Mary and an MBA from Northwestern University.

PETER NIEUWLAND, CFA, has been a Managing Director of E.I.I. since 2006.  He serves as the Senior Analyst and Assistant Portfolio Manager for the firm’s international real estate securities strategy.  From 1996 to 2001, Mr. Nieuwland was an analyst and portfolio manager for ABP Investments in Amsterdam.  Mr. Nieuwland’s responsibilities included analyzing public and private U.S. and European real estate companies, disposing of direct real estate holdings, and analyzing private placements in public real estate companies.  He earned an MBA equivalent from the University of Maastricht and is a CFA Charterholder.

SUANG ENG TSAN has been a Managing Director of European Investors Singapore Pte. Ltd, since 2010.  She serves as the Assistant Portfolio Manager-Asia for the firm’s international real estate securities strategy.  Suang Eng has over 20 years of research and property experience in Asia.  She has been the top rated Singapore based property analyst in the Asia Money, Institutional Investor and Greenwich Associates surveys.  Prior to joining EII Suang Eng served as Research Director at Citigroup covering regional property companies in Singapore.  From 1997 to 2001 she was a property analyst at ABN AMRO Securities and DBS Securities.  Prior to her career as an investment analyst Suang Eng was a property executive at Pidemco Land and Urban Redevelopment Authority.  Suang Eng received her MBA in 1993 and her BS in Estate Management in 1987 both from the National University of Singapore.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of each Fund’s shares.

Securities in Which the Funds Invest

Real Estate Investment Trusts

REITs are companies that own interests in real estate or in real estate-related loans and other interests, with revenues primarily consisting of rent derived from owned, income-producing real estate properties, and the potential capital gains from the sale of such properties.  A REIT in the U.S. is generally not taxed on income distributed to its shareholders as long as it meets certain tax related requirements, such as a requirement that it distributes all of its taxable income to its shareholders.

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REITs can be characterized as equity REITs, mortgage REITs, and hybrid REITs. Each Fund will invest predominantly in equity REITs.  Each Fund may also invest in mortgage and hybrid REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, these REITs depends upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development, or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Foreign (Non-U.S.) Real Estate Securities

Each Fund invests in non-U.S. real estate companies, including REITs and REIT-like entities.  Some countries may have a REIT structure very similar to that which exists in the United States today, while other countries have REIT-like structures that differ from the U.S. in terms of tax requirements or benefits, or scope of qualifying business activities.  In addition, there are some countries that have yet to adopt a REIT structure in any form.  The Fund may invest in any REIT or REIT-like entities that it deems acceptable under the terms and descriptions set forth in this prospectus.

Investing In The Funds

Share Price
Shares are purchased and redeemed at a Fund’s daily share price, called its “net asset value” or “NAV.”  The NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount and value of your investment.  Each Fund’s NAV is calculated each business day as of the close of the New York Stock Exchange (the “NYSE”) (normally at 4:00 p.m. Eastern time).  Shares are purchased at the next share price calculated after your investment instructions are received and accepted.  A business day is a day on which the NYSE is open for trading or any day in which enough trading has occurred in the securities held by a Fund to affect the NAV materially.

Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which a Fund does not price its shares.  In this case, the Fund’s NAV may change on days when you are not able to buy or sell Fund shares.

Valuation of Portfolio Securities
Each Fund’s NAV is calculated by adding up the total value of the Fund’s investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.  Each Fund’s assets are valued primarily on the basis of readily available market quotations.  When these quotations are not readily available, however, a Fund may price its investments at fair value according to procedures approved by the Board.  A security’s market quotation may not be considered “readily available” in situations in which: (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s primary pricing source is not able or willing to provide a price; (vi) trading of the security is subject to government-imposed restrictions; (vii) the security has reached a pre-determined range of trading set by a foreign exchange (“limit up” or “limit down” price), and no trading or limited trading has taken place at the limit up price or limit down price; (ix) the security’s sales have been infrequent or a “non- active” market in the security exists; or (x) with regard to over-the-counter securities, the validity of quotations from broker-dealers appears questionable or the number of quotations indicates that there is a “thin” market in the security.

A portfolio security may be fair valued if significant events have occurred that may affect the value of the security, including, but not limited to, natural disasters, armed conflicts, and significant government actions.  In this regard, consideration must be given to significant events (especially with respect to foreign securities) that have likely changed the value of the securities and have occurred after the exchange or market has closed but before the time as of which a Fund’s NAV is calculated.  Significant events may relate to a single issuer or to an entire market sector.  In addition, significant fluctuations in domestic or foreign markets may constitute a significant event.

The Board has delegated the fair valuation of each Fund’s portfolio securities to the Adviser.  BNY Mellon Investment Servicing (US) Inc., which acts as the Funds’ Sub-Administrator, is also responsible (in conjunction with oversight by the Adviser) for fair valuation of each Fund’s portfolio securities.  To assist with their responsibilities, the Adviser and/or Sub-Administrator may utilize an outside pricing service approved by the Board.

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Fair value represents a good faith approximation of the value of a security.  A security’s valuation may differ depending on the method used for determining value.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  The fair valuation of one or more securities may not, in retrospect, reflect the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV.  As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Investing With E.I.I.
The following sections describe how to open an account, how to access information on your account, and how to purchase and redeem shares of a Fund.

The minimum initial investment for Institutional Shares is $1 million.  This minimum may be reduced at E.I.I.’s sole discretion.  Employees and officers of E.I.I. and its affiliates and immediate family members may purchase Institutional Shares without being subject to the minimum investment.  There is no minimum for additional investments.

How To Open Your Account
To open an account, complete the appropriate sections of the Purchase Application, carefully following the instructions.  Please be sure to include your name, date of birth, street address, and either your Social Security or Taxpayer Identification number on the Purchase Application.  Additional documentation may be required.  If you have any questions, please contact the Funds directly at (800) 667-0794 or the Transfer Agent at (888) 323-8912.  You may elect to have telephone redemption privileges by completing section #6 of the account application.

Orders through Brokers
The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders.

Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf.  Customer orders placed through an authorized broker will be priced at a Fund’s NAV next computed after such orders are received by the broker or the broker’s authorized designee and accepted by the Fund.  A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

If an investor effects a transaction through a broker or agent, the broker or agent may charge transaction fees on the purchase and/or sale of Fund shares.

Customer Identification
Each Fund seeks to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements.  A Fund may limit account activity until investor identification information can be verified.  If a Fund is unable to obtain sufficient investor identification information to form a reasonable belief as to the true identity of an investor, the Fund may take further action including closing the account.

How To Purchase Shares
Shares can be purchased by sending in your investment by wire transfer (see instructions below) or by check payable to “E.I.I. _______________ Fund.”  [Indicate name of Fund.]

All purchases must be made in U.S. dollars and drawn on U.S. banks.  Each Fund reserves the right, in its sole discretion, to (i) suspend or modify the offering of its shares; (ii) reject purchase orders; or (iii) modify or eliminate the minimum initial investment in the Fund.  If your check is returned for any reason, you may be charged for any resulting fees and/or losses.  You may only invest in the Fund shares legally available in your state.  If your account falls below the minimum initial investment as a result of redemptions by you, you may be asked to re-establish the minimum investment.  If you do not do so within 60 days, a Fund may close your account and send you the value of your account.  No Fund accepts third party checks, credit cards, starter checks, money orders, cashier’s checks, bank drafts or travelers checks.

If you would like to make additional investments by wire transfer after your account is already established, you must call the above number prior to 4:00 p.m. Eastern time to advise the relevant Fund of the incoming wire transfer.

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The wiring instructions are:

Bank of New York Mellon
ABA # 011-0012-34
Credit DDA #00-0073-3903BNY Mellon Investment Servicing (US) Inc. as agent for EII Funds
Further Credit: Beneficiary Name, Beneficiary Fund/Account Number

Please be advised that the Transfer Agent does not charge a wire fee, but your originating bank may charge you a fee.  Always call your E.I.I. representative at 800-667-0794 BEFORE wiring funds.

You may also send a check to the address listed on the following page, payable to specific fund: (E.I.I. International Property Fund, E.I.I. Global Property Fund or E.I.I. Realty Securities Fund).

Retirement Plans
You can use a Fund as part of your retirement portfolio.  Please contact the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

How To Redeem Shares
If a Fund receives your request by 4:00 p.m. Eastern time, your redemption will be processed the same day at the NAV determined as of the close of the NYSE on that day.  Shares can be redeemed in one of the following ways:

•
By Telephone.  The easiest way to redeem shares is by calling 888-323-8912.  When you are ready to redeem, call the Funds and specify which of the following options you would like to use to send you your proceeds:

•	Mail a check to the address of record;
•
Wire funds to a domestic financial institution.  If you want your proceeds by wire, you must establish a Fund account that will accommodate wire transactions.  If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day.  No Fund will accept any bank instruction changes via telephone.

•	Mail to a previously designated alternate address.

If you wish to have telephone authorization on your account, be sure to check the appropriate box on the account application.

All telephone calls are recorded for your protection and measures are taken to verify the identity of the caller.  If a Fund properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither E.I.I., nor its servicing agents nor the Transfer Agent will be responsible for any losses.

•
By Mail. Use the Regular U.S. Mail or Overnight Mail Address to redeem shares.  Send the relevant Fund a letter of instruction indicating the Fund name, your Fund account number, amount of redemption, and where to send the proceeds.  All account owners must sign.  You can use the same mailing addresses listed for purchases.

A medallion signature guarantee is required for the following redemption requests:

• Your account registration has changed within the last 15 days;
• The check is not being mailed to the address on your account;
• The check is not being made payable to the owner of the account, or
• The redemption or cash distribution bank instructions have changed.

A medallion signature guarantee can be obtained from a financial institution that participates in a medallion program recognized by the Securities Transfer Association.  The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP), and the NYSE Medallion Signature Program (MSP).  You will earn dividends up to the date your redemption request is processed.

Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made.  In the case of large redemptions, we reserve the right to take up to seven days to pay your redemption proceeds.  In addition, the E.I.I. Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

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Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared.  If you request a complete redemption, any dividends declared will be included with the redemption proceeds.

Keep the following addresses handy for purchases, exchanges, or redemptions.

•	Regular U.S. Mail Address

E.I.I. Realty Securities Funds
P.O. Box 9822
Providence, RI 02940

•	Overnight Mail Address

Use the following address ONLY for overnight packages:

E.I.I. Realty Securities Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

If you sell shares of the International, Global or Domestic Funds after holding them less than 90 days (effective February 1, 2010 for the Domestic Fund), a 1.5% short-term redemption fee will be deducted from the redemption amount.  For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.  The fees are paid to the relevant Fund, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The redemption fee will not be imposed on shares of the International, Global or Domestic Funds purchased through reinvested distributions (dividend and capital gains distributions).  This fee will not be assessed to the participants in employer-sponsored retirement plans that are held at the relevant Fund in an omnibus account (such as 401 (k), 403 (b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Fund in an omnibus account.  The redemption fee will not be assessed on rollovers, transfers, transfers-in-kind or changes of account registration.  The redemption fee will also not be assessed due to the death or disability of a shareholder.

While each of the International, Global and Domestic Funds will make every effort to collect redemption fees, the Fund may not always be able to track short-term trading effected through financial intermediaries.  Financial intermediaries include omnibus accounts or retirement plans.

Payments-in-Kind
Notwithstanding the above, if we determine that it is in the best interest of a Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund from which you are redeeming. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.  In addition, if we determine that it is in the best interest of a Fund, from time-to-time we may accept investors requests to purchase shares of a Fund by exchanging securities they own for shares of the Fund.

Exchanges
You may exchange shares of one Fund for shares of the same class of any Fund.  To exchange your shares, you must give exchange instructions to the Adviser of the Fund you own or the Transfer Agent either in writing or by telephone.

When exchanging your shares, please keep in mind:

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•	An exchange of shares may create a tax liability for you. You may have a gain or loss on the transaction, since the shares you are exchanging will be treated like a sale.

•
When the market is very active, telephone exchanges may be difficult to complete.  You may have to submit exchange requests to the Fund you own or the Transfer Agent in writing, which will cause a delay.

•	If you are establishing a new account, you must exchange the minimum dollar amount needed to open that account.

Frequent Purchases and Redemptions of Fund Shares (“Market Timing”)
Market timing can be defined as any attempt to use past prices and other market-generated data to forecast future prices of securities or indexes, whether long-term or intra-day.  Market timers evaluate various economic or stock market indicators to determine when to buy or sell securities.  Timing may include charting, momentum investing, and quantitative analysis using various algorithms, artificial intelligence or charting techniques.  Investors engage in market timing in the belief that, by avoiding periods of market weakness and participating in periods of strength, they should be able to realize superior returns.

The Trust neither encourages nor accommodates market timing of a Fund’s shares.  To this end, the Board has adopted policies and procedures with respect to market timing.

Prevention.  The fair valuation of portfolio securities traded outside the U.S. may prove to be a deterrent to market timing by seeking to resolve any discrepancies between the valuation of these securities as of the close of the relevant foreign market and the perceived value of these securities at the time a Fund calculates its NAV, based on developments in the market occurring after the foreign market close.  With respect to portfolio securities traded in the U.S., fair valuation is most frequently used to price portfolio securities for which a market quotation is not readily available, for example, in situations when a security is thinly traded or when trading in a security has been halted by the relevant exchange.  Fair valuation in this context generally is not expected to be a significant deterrent to market timing.  When fair valuing portfolio securities, the Trust follows its Fair Valuation Procedures.

Detection and Remedies.  Frequent trading by a shareholder is a characteristic that helps identify the activity suspected of being market timing.  The Adviser monitors shareholder activity reports on a weekly and monthly basis for suspected market timing activity based on short-term purchase/sale activity indicative of market timing with another fund family or investment option.  Short-term purchase/sale activity is defined as a purchase of a Fund, subsequent redemption and re-purchase of the Fund within 30 days of the initial purchase.  Reports include direct and “disclosed” accounts and omnibus accounts of financial intermediaries.  If the value of the activity and frequency indicates that a direct account may be engaging in short-term purchase/sale activity, the Adviser will instruct the Fund’s transfer agent to freeze the account to liquidation only.

The Adviser will undertake to obtain the cooperation of financial intermediaries with respect to monitoring non-disclosed and omnibus accounts.  This cooperation may be proactive or reactive, depending on the system capabilities and processes of a particular financial intermediary.  If the value of the activity and frequency indicates that one or more underlying accounts may be engaging in short-term purchase/sale activity, the Adviser will instruct the financial intermediary to freeze the underlying account to liquidation only.  Each financial intermediary may have unique capabilities and processes for handling these situations.  The Adviser will work with the financial intermediary to implement the solution that is most consistent with this policy and the intermediary’s capabilities.

As noted above, each Fund reserves the right in its sole discretion to reject purchase orders.

Dividends, Distributions And Taxes

Dividends and Distributions

As a shareholder, you are entitled to your share of net income and capital gains on a Fund’s investments.  Each Fund passes its earnings along to investors in the form of dividends.  Dividend distributions are the net dividends or interest earned on investments after expenses.  As with any investment, you should consider the tax consequences of an investment in a Fund.

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Ordinarily, the Domestic Fund declares and pays dividends from its net investment income quarterly and each of the International and Global Funds does so annually.  Each Fund pays any net capital gains realized as capital gain distributions at least annually.  Both dividend and capital gain distributions can be received in one of the following ways:

Reinvestment Option: You can have distributions automatically reinvested in additional shares of a Fund.  If you do not indicate another choice on your Purchase Application, this option will be assigned to you automatically.

Cash Option: You can have distributions paid to you in cash.  A check will be mailed to you no later than 7 days after the payment date.

Income Earned Option: Dividends can be reinvested automatically in the Fund and your capital gains can be paid in cash, or capital gains can be reinvested and dividends paid in cash.

Directed Bank Account Option: In most cases, you can have distributions automatically transferred to your bank checking or savings account.  Under normal circumstances, a distribution will be transferred within 7 days of the payment date.  The bank account must have a registration identical to that of your Fund account.

Your choice of distribution should be set up on the original Purchase Application.  If you would like to change the option you selected, please call the Transfer Agent at 888-323-8912.  Additional documentation may be required.  No Fund will accept any changes in wire transfer instructions via telephone.

You should check a Fund’s distribution schedule before you invest.  If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Important Information About Taxes
•
Each Fund intends to qualify as a regulated investment company, in which case it will pay no federal income tax on the earnings or capital gains it distributes to its shareholders.  In order to do so, the Fund must meet the Code’s diversification requirements.  Under those requirements, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer (excluding U.S. government securities).

•
Qualified dividends received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund.  The current maximum long-term capital gain rate is 15%.  Qualified dividends may include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, certain corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid and is readily tradable on an established securities market in the U.S.).

•
Nonqualified dividends, dividends received by corporate shareholders and dividends from a Fund’s short-term capital gains are taxable as ordinary income.  Dividends from a Fund’s long-term capital gains are taxable as long-term capital gains without regard to the length of time you hold the shares of the Fund.

•	Generally, dividends paid to a Fund by a REIT will be comprised of investment income, long-term capital gains and returns of capital, each of which may be passed on to shareholders of the Fund.
•	Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. It is likely that they will also be subject to state and local taxes.
•
Dividends from interest on certain U.S. government obligations held by a Fund may be exempt from some state and local taxes.  You will receive a statement at the end of each year showing which dividends are exempt.  Each Fund, however, expects dividends of this kind to be minimal.

•	Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
•
Generally, any gain or loss from a sale (redemption) or exchange of shares of the Fund must be recognized for tax purposes.  This gain or loss generally will be long-term capital gain or loss if you held your shares of the Fund for more than one year.

•	Tax statements will be mailed from the Funds every January showing the amounts and tax status of distributions made to you.
•	A Fund may be able to pass through to you a credit for foreign income taxes it pays.
•	Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
•	You should review the more detailed discussion of federal income tax considerations in the SAI.

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The tax information in this Prospectus is provided as general information.  You should consult your own tax adviser about the tax consequences of an investment in a Fund.

Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account.  You will receive a confirmation after any purchase, exchange, or redemption.  Share certificates are not issued.  Twice a year, you will receive the financial reports of the Funds.  By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Additional Information

Shareholder Communications
You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from the Funds.  In addition, you also will receive updated prospectuses or supplements to this Prospectus.  The securities described in this Prospectus and the SAI are not offered in any state in which they may not be sold lawfully.  No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.  Shareholders also receive quarterly performance updates and reviews.

Privacy Policy
In the course of your business dealings with E.I.I., you will be required to share certain personal information with E.I.I.  E.I.I is committed to maintaining the privacy of this information and recognizes the importance of preventing unauthorized access to it.  You may provide personal information, such as your address or Social Security number, on our account application forms.  You may also provide this information to E.I.I. through written, electronic or telephone inquiries.  E.I.I. does not sell personal information about current and former customers to anyone and E.I.I. will not access your information unless it is necessary to process a transaction, service your account or as otherwise required or permitted by law.  E.I.I. is required to disclose this information to companies that perform an administrative function on behalf of the Funds, such as BNY Mellon Investment Servicing, which acts as the Funds’ Sub-Administrator and Transfer Agent.  These organizations will use this information only for the purpose of providing required services or as otherwise may be required by law.  E.I.I maintains physical, electronic and procedural safeguards to protect its clients’ personal information.  Information of this nature is restricted only to employees that require access to it for the purpose of servicing your account and relationship with E.I.I.

Other Information About The Funds

Series and Classes of the Trust
Each Fund is a series of the Trust, a Delaware statutory trust that was formed on December 22, 1997.  Each Fund’s business affairs are managed under the general supervision of the Board.  The SAI contains the name and general business experience of each Trustee.

While each Fund may offer three classes of shares, currently, only the Institutional Class is offered; the Adviser and Investor Classes of each Fund’s shares have not yet commenced operations.

The Board may establish additional series or classes of the Trust without the approval of the current Funds’ shareholders.

Code Of Ethics
E.I.I. and the Trust have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Fund must conform.  Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities.  Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

Portfolio Turnover
Each Fund anticipates that its portfolio turnover rate for any one year will not exceed 75%, which (in each case) is lower than the turnover rate for many comparable real estate securities funds.  A Fund, however, will not limit its portfolio turnover when market conditions dictate a more active trading policy and trading portfolio securities is appropriate.  A lower portfolio turnover rate will result in a lower rate of net realized capital gains to a Fund and will decrease the portion of the Fund’s distributions constituting taxable capital gains.

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Investment Performance
The performance of the Funds may be advertised by comparing it to other mutual funds with similar objectives and policies.  Performance information also may appear in various publications.  Performance information is contained in the Annual and Semi-Annual reports.  You may obtain a copy of the Annual and Semi-Annual Reports free of charge by calling toll-free 800-667-0794.

Other Securities and Investment Practices

The following are some of the types of securities the Funds may purchase under normal market conditions.  The majority of each Fund’s portfolio is made up of equity securities.

Temporary Defensive Investments — for cash-management or temporary defensive purposes in response to market conditions, each Fund may hold all of its assets in cash or short-term money market instruments.  This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.  For more information and a more complete description, see the SAI.

Asset-Backed Securities — a form of complex security, similar to mortgage-related securities, but with a less effective security interest in the related collateral.

Convertible Securities — including bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

Corporate Debt Securities — including corporate bonds, debentures, notes, and other similar instruments and convertible securities, and some forms of preferred or preferred stock.

Money Market Instruments — each Fund may invest in the following types of money market instruments:

•
U.S. Government Securities.  Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency.  There is no guarantee that the U.S. government will provide support to agencies or instrumentalities if they are unable to meet their obligations.

•
Bank Obligations.  Certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

•	Commercial Paper. Short-term, unsecured promissory notes issued for short- term credit needs.

Mortgage-Related Securities — securities backed by a mortgage or a pool of mortgages.  These securities are derivative instruments, because their value is linked to or derived from another security, instrument or index.

•	Commercial Mortgage-Related Securities. Generally multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.

•
Residential Mortgage-Related Securities.  Securities representing interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or issued by private entities.

Zero Coupon Securities — securities purchased at a discount from face value.  The face value of the security is received at its maturity, with no periodic interest payments before maturity.  These securities may be subject to greater risks of price fluctuation than securities that periodically pay interest.

Illiquid Securities — securities that are not readily marketable.  No Fund will invest more than 10% of its net assets in illiquid securities.  Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days, in the usual course of business, at approximately the price at which the Fund has valued them.

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Restricted Securities — unregistered securities that are subject to restrictions on resale, sometimes referred to as private placements. Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended, are technically considered “restricted securities,” each Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market.

Investment Companies — securities issued by other investment companies.  Under the 1940 Act, each Fund’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets in the aggregate.  The Funds will invest in another investment company only if it has an investment objective that is similar to that of the given Fund.

These instruments and investment practices and certain related risks are described more specifically under “Portfolio Securities and Investment Practices” in the SAI.

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Financial Highlights

Global Fund

This financial highlights table is intended to help you understand the Global Fund’s financial performance for the period February 1, 2007 (commencement of operations) to June 30, 2007, and the last four fiscal years ended June 30. Certain information reflects financial results for a single Institutional share of the Fund.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.  This financial information has been derived from financial statements that have been audited by the Fund’s independent registered public accounting firm, Ernst & Young LLP.  A more extensive financial presentation is available in the Fund’s Annual Report, which is available upon request.

For an Institutional Class share outstanding throughout each year:

	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008	Period Ended June 30, 2007 (1)
Net Asset Value, Beginning of Period	$12.12	$10.05	$14.01	$19.22	$20.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.22	0.19	0.22	0.18	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	3.79	2.07	(4.00)	(5.22)	(0.87)
Total from Investment Operations	4.01	2.26	(3.78)	(5.04)	(0.78)

LESS DISTRIBUTIONS
Net Investment Income	(0.26)	(0.19)	(0.18)	(0.16)	_
Net Realized Gain on Securities	_	_	_	(0.01)	_
Total Distributions	(0.26)	(0.19)	(0.18)	(0.17)	_

REDEEMPTION FEES*
Net Asset Value, End of Period	$15.87	$12.12	$10.05	$14.01	$19.22

TOTAL RETURN**	33.26%	22.36%	(26.75%)	(26.34%)	(3.90%)***

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (thousands)	$347,122	$203,268	$107,975	$144,968	$71,244

Ratio of Expenses to Average Net Assets (Including effect of waivers and reimbursements)	1.00%	1.00%	1.00%	1.00%	1.00%****
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.03%	1.06%	1.12%	1.05%	1.57%****
Ratio of Net Investment Income to Average Net Assets (Including effect of waivers and reimbursements)	1.65%	1.87%	2.35%	1.60%	1.74%****

32

Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.63%	1.81%	2.23%	1.55%	1.17%****
Portfolio Turnover Rate	18%	19%	39%	18%	8%***

(1) Fund Commenced operations on February 1, 2007.
* Amounts represent less than $0.005 per share.
** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*** Total return and portfolio turnover rate are not annualized for periods of less than one year.
**** Annualized.

33

International Fund

This financial highlights table is intended to help you understand the International Fund’s financial performance for the last five fiscal years ended June 30.  Certain information reflects financial results for a single Institutional share of the Fund.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.  This financial information has been derived from financial statements that have been audited by the Fund’s independent registered public accounting firm, Ernst & Young LLP.  A more extensive financial presentation is available in the Fund’s Annual Report, which is available upon request.

For an Institutional Class share outstanding throughout each year:

	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended J une 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007
Net Asset Value, Beginning of Year	$14.20	$13.36	$16.79	$24.41	$17.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.36	0.23(1)	0.26	0.29	0.26(1)
Net Gain (Loss) on Securities (Realized and Unrealized)	4.68	0.86	(3.36)	(7.35)	7.21
Total from Investment Operations	5.04	1.09	(3.10)	(7.06)	7.47

LESS DISTRIBUTIONS
Net Investment Income	(0.37)	(0.25)	(0.30)	(0.21)	(0.39)
Net Realized Gain on Securities	_	_	(0.03)	(0.35)	(0.32)
Total Distributions	(0.37)	(0.25)	(0.33)	(0.56)	(0.71)

REDEEMPTION FEES*
Net Asset Value, End of Year	$18.87	$14.20	$13.36	$16.79	$24.41

TOTAL RETURN**	35.63%	7.96%	(17.99)%	(29.39)%	42.61%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (thousands)	$639,480	$447,139	$460,171	$704,872	$567,638

Ratio of Expenses to Average Net Assets (Including effect of waivers and reimbursements)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.03%	1.05%	1.05%	1.01%	1.12%
Ratio of Net Investment Income to Average Net Assets (Including effect of waivers and reimbursements)	2.11%	1.49%	1.78%	1.56%	1.12%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	2.08%	1.44%	1.73%	1.55%	1.00%
Portfolio Turnover Rate	10%	8%	21%	11%	20%

(1) Per share numbers have been calculated using the average share method.
* Amounts represent less than $0.005 per share.
** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

34

Domestic Fund

This financial highlights table is intended to help you understand the Domestic Fund’s financial performance for the last five fiscal years ended June 30.  Certain information reflects financial results for a single Institutional share of the Fund.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.  This financial information has been derived from financial statements that have been audited by the Fund’s independent registered public accounting firm, Ernst & Young LLP.  A more extensive financial presentation is available in the Fund’s Annual Report, which is available upon request.

For an Institutional Class share outstanding throughout each year:

	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007
Net Asset Value, Beginning of Year	$3.34	$2.26	$4.04	$6.24	$10.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.04(1)	0.08	0.08	0.10	0.13
Net Gain (Loss) on Securities (Realized and Unrealized)	1.12	1.07	(1.76)	(0.70)	1.37
Total from Investment Operations	1.16	1.15	(1.68)	(0.60)	1.50

LESS DISTRIBUTIONS
Net Investment Income	(0.07)	(0.07)	(0.09)	(0.09)	(0.12)
Net Realized Gains on Securities	_	_	(0.01)	(1.51)	(5.99)
Total Distributions	(0.07)	(0.07)	(0.10)	(1.60)	(6.11)
REDEEMPTION FEES*
Net Asset Value, End of Year	$4.43	$3.34	$2.26	$4.04	$6.24

TOTAL RETURN**	34.96%	51.56%	(42.14)%	(10.82)%	9.58%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (thousands)	$18,722	$13,582	$13,459	$26,889	$28,146

Ratio of Expenses to Average Net Assets (Including effect of waivers and reimbursements)	0.80%	0.80%	0.80%	0.84%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.44%	1.78%	1.61%	1.27%	1.26%
Ratio of Net Investment Income to Average Net Assets (Including effect of waivers and reimbursements)	1.09%	2.52%	2.82%	1.84%	1.16%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	0.45%	1.54%	2.01%	1.41%	0.90%
Portfolio Turnover Rate	99%	110%	71%	132%	76%
(1) Per share numbers have been calculated using the
average share method.

35

* Amounts represent less than $0.005 per share.
 **  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year.  Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

36

Officers and Trustees	Transfer Agent
Richard J. Adler, President	BNY Mellon Investment Servicing (US) Inc.*
Kathleen O. Heineken, Secretary	760 Moore Road
Michael J. Meagher, Treasurer and Chief Compliance Officer	King of Prussia, Pennsylvania 19406
Warren K. Greene, Independent Chairman and Trustee
Joseph Gyourko, Independent Trustee	Custodian The Bank of New York Mellon
Christian A. Lange, Trustee	2 Hanson Place
Juan M. Meyer, Independent Trustee	Brooklyn, NY 11217\

Investment Adviser and Administrator E.I.I. Realty Securities, Inc. 640 Fifth Avenue, 8th Floor	Independent Registered Public Accounting Firm Ernst & Young LLP
New York, New York 10019	5 Times Square
(800)667-0794	New York, New York 10036

Sub-Administrator	Legal Counsel
BNY Mellon Investment Servicing (US) Inc.	Kramer Levin Naftalis & Frankel LLP
4400 Computer Drive	1177 Avenue of the Americas
Westborough, Massachusetts 01581	New York, New York 10036

Distributor
BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

Statement of Additional Information.  The SAI provides a more complete discussion about the Funds and is incorporated by reference into this Prospectus, which means that it is considered a part of this Prospectus.

Annual and Semi-Annual Reports.  The Annual and Semi-Annual Reports to shareholders contain additional information about the Funds’ investments.  The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

To Review or Obtain This Information.  The SAI and Annual and Semi-Annual Reports are available without charge upon request by calling the Funds toll-free at (888) 323-8912, by calling or writing a broker-dealer or other financial intermediary that sells the Funds or through the Funds’ website at http://www.euroinv.com/contact.  This information and other information about the Funds are also available on the EDGAR database on SEC’s Internet site at http://www.sec.gov.  In addition, this information may be reviewed and copied at the SEC’s Public Reference Room.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

*Please do not use this address to submit transaction requests.  Please refer to page 24-26 of this prospectus for this purpose.

Logo E.I.I. REALTY SECURITIES TRUST
888-323-8912

Investment Company Act No. 811-08649

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund - EIIRX
E.I.I. International Property Fund - EIIPX
E.I.I. Global Property Fund - EIIGX

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2011

This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI is incorporated by reference in its entirety in the prospectus dated October 28, 2011 for the E.I.I. Realty Securities Fund (the “Domestic Fund”), the E.I.I. International Property Fund (the “International Fund”), and the E.I.I. Global Property Fund (the “Global Fund”), as amended from time to time, and should be read in conjunction with that prospectus, copies of which may be obtained by writing E.I.I. Realty Securities Trust, P.O. Box 9822, Providence, Rhode Island 02940 or calling toll-free 800-667-0794.  In this SAI, each of the Domestic, International and Global Funds is referred to as a “Fund” or collectively the “Funds.”

The audited financial statements for the fiscal year ended June 30, 2011 for the Domestic, International and Global Funds are incorporated in this SAI by reference to these Funds’ 2011 annual report to shareholders (File No. 811-08649).  You may obtain a copy of these Funds’ latest annual report at no charge by writing to the address or calling the phone number noted above.

TABLE OF CONTENTS

Page
INVESTMENT POLICIES AND RISKS	2
INVESTMENT RESTRICTIONS	4
PORTFOLIO SECURITIES AND INVESTMENT PRACTICES	5
MANAGEMENT	12
ADVISER AND INVESTMENT ADVISORY AGREEMENT	17
ADMINISTRATIVE SERVICES AGREEMENT	21
PORTFOLIO TRANSACTIONS AND BROKERAGE	23
DISCLOSURE OF PORTFOLIO HOLDINGS	23
PORTFOLIO TURNOVER	24
ALLOCATION OF INVESTMENTS	25
COMPUTATION OF NET ASSET VALUE	25
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	25
TAX MATTERS	26
PERFORMANCE CALCULATION	33
GENERAL INFORMATION	34
REPORTS	35
FINANCIAL STATEMENTS	35
PROXY VOTING SUMMARY	35
APPENDIX	37

Each Fund is a non-diversified series of the E.I.I. Realty Securities Trust, a Delaware statutory trust (the “Trust”), which is an open-end managed investment company commonly known as a mutual fund.  Each Fund seeks to achieve its investment objective by investing primarily in companies whose business is to own, operate, develop and manage real estate.  Much of the information contained in this SAI expands on subjects discussed in the prospectus.  Capitalized terms not defined herein are used as defined in the prospectus.  No investment in shares of a Fund should be made without first reading the prospectus.

INVESTMENT POLICIES AND RISKS

The following descriptions supplement the investment policies of the Funds as set forth in the prospectus.  The Funds’ investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the prospectus and this SAI.

Borrowing

Each Fund may, from time to time, borrow money to the maximum extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), from banks at prevailing interest rates for temporary or emergency purposes (for example in order to meet redemptions), and to invest in additional securities.  Each Fund’s borrowings are limited so that immediately after such borrowings the value of assets (including borrowings) less liabilities (not including borrowings) is at least three times the amount of the borrowings.  Should a Fund, for any reason, have borrowings that do not meet the above test, within three business days, the Fund must reduce such borrowings so as to meet the necessary test.  Under such a circumstance, the Fund may have to liquidate portfolio securities at a time when it is disadvantageous to do so.  Gains made with additional funds borrowed generally will cause a Fund’s net asset value per share (“NAV”) to rise faster than could be the case without borrowings.  Conversely, if investment results fail to cover the cost of borrowings, a Fund’s NAV could decrease faster than if there had been no borrowings.

Typically, each Fund borrows by entering into reverse repurchase agreements with banks, brokers, or dealers.

Repurchase Agreements

Each Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund.  A Fund will receive interest from the institution until the time the repurchase is to occur.

A Fund will always receive as collateral U.S. government or short-term money market securities whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian.  If the seller institution defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral.  Each Fund will attempt to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

Forward Commitments

Each Fund may purchase or sell securities on a forward commitment, when-issued, or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield.  Each Fund intends to engage in forward commitments to increase its portfolio’s financial exposure to the types of securities in which it invests.  Leveraging the portfolio in this manner will increase the Fund’s exposure to changes in interest rates and will increase the volatility of its returns.  At no time will a Fund have more than 15% of its assets committed to purchase securities on a forward commitment basis.

Lending Portfolio Securities

Each Fund may lend securities from its portfolio to brokers, dealers, and other financial institutions needing to borrow securities to complete certain transactions.  Loans of portfolio securities may not exceed 33 1/3% of the value of a Fund’s total assets.  While a Fund will not have the right to vote securities on loan, it intends to terminate loans and regain the right to vote if that is considered important with respect to the investment.

Use of Complex Securities

Each Fund may invest for hedging purposes in derivative securities, such as futures and options.  Complex securities can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular security and the portfolio as a whole.  Such investments permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Foreign Currency Contracts and Currency Hedging Transactions

In order to hedge against foreign currency exchange rate risks, each Fund may enter into forward foreign currency exchange contracts (“forward contracts”) and foreign currency futures contracts (“foreign currency futures”), as well as purchase put or call options on foreign currencies, as described below. Each Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

A Fund may enter into forward contracts to attempt to minimize the risk to that Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio.

*           *           *
Unlike each Fund’s investment objective and the investment restrictions set forth below, which are fundamental and which may not be changed without shareholder approval, each Fund has the right to modify its investment policies without shareholder approval.

The Funds’ principal investment strategies are discussed in the prospectus.

INVESTMENT RESTRICTIONS

Fundamental Restrictions

The following fundamental investment restrictions have been adopted by each Fund and, except as noted, cannot be changed with respect to a Fund without approval by the vote of a majority of the outstanding voting shares of the Fund which, as defined by the 1940 Act, means the affirmative vote of the lesser of: (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

No Fund may:

(1)           issue senior securities, except that the Fund may borrow money from banks;

(2)           concentrate its investments in particular industries other than the real estate industry.  No Fund will invest more than 25% of the value of its assets in any one industry other than the real estate industry.  Each Fund will concentrate its investments in the real estate industry;

(3)           make loans of money or securities other than: (a) through the purchase of publicly distributed bonds, debentures, or other corporate or governmental obligations; (b) by investing in repurchase agreements; and (c) by lending its portfolio securities, provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

(4)           borrow money in excess of 33-1/3% of the value of its total assets from banks;

(5)           buy or sell commodities or commodity contracts, except that each Fund may purchase or sell futures or options on futures; or

(6)           underwrite securities.

Non-Fundamental Restrictions

The following restrictions are non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”).  Pursuant to such restrictions, no Fund will:

(1)           make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts, and related options, in the manner otherwise permitted by the investment restrictions, policies, and investment program of the Fund;

(2)           purchase the securities of any other investment company, if the Fund, immediately after such purchase or acquisition, owns in the aggregate: (i) more than 3% of the total outstanding voting stock of such investment company; (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; (iii) securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund; or (iv) unless the 100% of the total assets of the Fund are invested in the securities of another investment company with the same investment objective; or

(3)           invest more than 10% of its net assets in illiquid securities.  Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price.  Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), shall not be deemed illiquid solely by reason of being unregistered.  E.I.I. Realty Securities, Inc., each Fund’s investment adviser (“E.I.I.” or the “Adviser”), shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

In addition, the Domestic Fund may not invest more than 20% of its total assets in securities of foreign issuers (American Depository Receipts are not considered to be foreign securities for this purpose).

General

Whenever any investment policy or restriction states a minimum or maximum percentage of a Fund’s assets that may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund’s acquisition of such security or other asset.  Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.  In the event that the aggregate of restricted and not readily marketable securities exceeds 10% of a Fund’s net assets, the Adviser will consider whether action should be taken to reduce the percentage of such securities.

PORTFOLIO SECURITIES AND INVESTMENT PRACTICES

Portfolio Securities

This section of the SAI describes the types of securities in which the Funds may invest.  Unless otherwise noted, each Fund may invest in the securities described in this section.

Real Estate Operating Companies — Each Fund may invest in Real Estate Operating Companies (“REOCs”).  REOCs primarily own and operate real properties and derive a substantial portion of their earnings from rental income.  Unlike REITs, these companies may retain a much greater share of their income as they are not required by law to pay dividends.

Real Estate Investment Trusts — Each Fund may invest in real estate investment trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of a Fund’s investments in REITs will consist of securities issued by equity REITs.

Foreign Government Securities — Each Fund may invest in foreign government securities.  Investment in sovereign debt obligations involves special risks not present in debt obligations of U.S. corporate issuers.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an investor may have limited recourse in the event of a default.  Periods of economic uncertainty may result in volatile sovereign debt market prices.  A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders and the political constraints to which a sovereign debtor may be subject.  When an emerging country government defaults on its debt obligations, the investor must pursue any remedies in the courts of the defaulting party itself.

Certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank, and may be unwilling or unable to make repayments as they become due.  Below-investment-grade debt securities are generally unsecured and may be subordinated to the claims of other creditors, resulting in a heightened risk of loss due to default.

Foreign Securities — Investing in foreign securities involves certain special considerations, including those set forth below, that are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers.  Investments in foreign securities usually involve currencies of foreign countries.  Accordingly, a Fund’s investment in foreign securities may be affected by changes in currency rates and in exchange control regulations and costs incurred in converting among various currencies.  A Fund also may be subject to currency exposure as a result of its investment in currency or currency futures.

Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company.  Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund will endeavor to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Such delays in settlement could result in temporary periods when some of a Fund’s assets are uninvested and no return is earned on such assets.  The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.  In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investment in foreign companies, foreign branches of U.S. banks, foreign banks, or other foreign issuers, may take the form of ownership of securities issued by such entities or may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers.  An ADR is a negotiable receipt, usually issued by a U.S. bank, that evidences ownership of a specified number of foreign securities on deposit with a U.S. depository and entitles the shareholder to all dividends and capital gains of the underlying securities.  ADRs are traded on U.S. exchanges or in the U.S. over-the-counter market and, generally, are in registered form.  EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets.  EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

In the case of sponsored ADRs, the issuer of the underlying foreign security and the depositary enter into a deposit agreement, which sets out the rights and responsibilities of the issuer, the depositary and the ADR holder.  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, thereby ensuring that ADR holders will be able to exercise voting rights through the depositary with respect to deposited securities.  In addition, the depositary usually agrees to provide shareholder communications and other information to the ADR holder at the request of the issuer of the deposited securities.  In the case of an unsponsored ADR, there is no agreement between the depositary and the issuer and the depositary is usually under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of deposited securities.  With regard to unsponsored ADRs, there may be an increased possibility that the Fund would not become aware of or be able to respond to corporate actions such as stock splits or rights offerings in a timely manner.  In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

Emerging Market Countries — The International and Global Funds may invest in the securities of issuers located in countries that are considered to be emerging or developing (“emerging countries”) by the World Bank, the International Finance Corporation, or the United Nations and its authorities.  A company is considered to be an emerging country issuer if: (i) its securities are principally traded in an emerging country; (ii) it derives at least 50% of its total revenue from (a) providing goods or services in emerging countries or (b) sales made in emerging countries; (iii) it maintains 50% or more of its assets in one or more emerging countries; or (iv) it is organized under the laws of, or has a principal office in, an emerging country.

Emerging Market Securities — The International and Global Funds may invest in securities traded in emerging market countries.  The securities markets of certain emerging market countries may be marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.  The markets for securities in certain emerging market countries are in early stages of their development.  Even the markets for relatively widely traded securities in emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries.  In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets.  The limited liquidity of emerging markets may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging market countries may be higher than in more developed securities markets.

In addition, the securities of non-U.S. issuers generally are not registered with the Securities and Exchange Commission (the “SEC”), and issuers of these securities usually are not subject to its reporting requirements.  Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those prevalent in the U.S.

Existing laws and regulations of emerging market countries may be inconsistently applied.  As legal systems in emerging market countries develop, investors may be adversely affected by new or amended laws and regulations.  In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.  The Fund’s ability to enforce its rights against private emerging market country issuers by attaching assets to enforce a judgment may be limited.  Bankruptcy, moratorium and other similar laws applicable to private emerging market country issuers may differ substantially from those of other countries.  The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of its debt obligations, for example, is of considerable importance.  In addition, the holders of commercial bank debt may contest payments to the holders of emerging market country debt securities in the event of default under commercial bank loan agreements.

Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals.  In addition, the repatriation of both investment income and capital from several of the emerging market countries is subject to restrictions such as the need for certain governmental consents.  Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.  The Fund may be required to establish special custodial or other arrangements before investing in certain emerging market countries.

Emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in Japan and most Western European countries.  Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict.  Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of its assets.

The economies of emerging market countries may differ unfavorably from those of more developed countries in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments.  Many emerging market countries have experienced in the past, and continue to experience, high rates of inflation.  In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.  The economies of certain emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners.  In addition, the economies of certain emerging market countries are vulnerable to weakness in world prices for their commodity exports.

A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.  See “Tax Matters.”

Asset-Backed Securities — Asset-backed securities are a form of complex security.  The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities.  Asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Convertible Securities — Convertible securities have characteristics similar to both fixed-income and equity securities.  Convertible securities include bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged.

Corporate Debt Securities — Corporate debt securities include corporate bonds, debentures, notes, and other similar instruments, including convertible securities.  Debt securities may be acquired with warrants attached.  Corporate income-producing securities also may include forms of preferred or preference stock.

Money Market Instruments — Each Fund may invest in the following types of money market instruments:

•
U.S. Government Securities.  Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance.  Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.

•
Bank Obligations.  Each Fund may purchase certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

•	Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

Mortgage-Related Securities— Mortgage-related securities are forms of derivative securities collateralized, directly or indirectly, by pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others, assembled as securities for sale to investors by various governmental, government-related and private organizations.  The mortgage-related securities in which the Fund may invest include the following:

•
Commercial Mortgage-Related Securities.  Each Fund may invest in commercial mortgage-related securities, which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.

•
Residential Mortgage-Related Securities.  Each Fund may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”), or issued by private entities.

Information About Mortgage-Related Securities.  Mortgage-related securities are sensitive to changes in interest rates.  The following risks apply to mortgage-related securities generally:

•
Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending upon the nature of the issuer) but are subject to interest rate risks and repayment risks.  As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in general interest rates, based on a multiple of a specific index.  Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

•
In periods of declining interest rates, mortgages are more likely to be prepaid.  A mortgage-related security’s maturity can be shortened by unscheduled prepayments on the underlying mortgages.  Therefore, it is not always possible to predict accurately the security’s yield.  The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security.  Therefore, these securities may be less effective as a means of “locking in” attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

•
Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security.  In turn, this can affect the value of a Fund’s shares.  If a mortgage-related security has been purchased at a premium, all or part of the premium a Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages.  In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, a Fund may fail to recoup its initial investment on the security.

•
During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates.  Slower prepayments effectively may lengthen a mortgage-related security’s expected maturity.  Generally, that would cause the value of the security to fluctuate more widely in response to changes in interest rates.  If the prepayments on a Fund’s mortgage-related securities were to decrease broadly, the Fund’s effective duration, and therefore its sensitivity to interest rate changes, would increase.

•
As with other debt securities, the values of mortgage-related securities may be affected by changes in the market’s perception of the creditworthiness of the entity issuing the securities or guaranteeing them.  Their values may also be affected by changes in government regulations and tax policies.

Restricted Securities — Each Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act.  These securities are sometimes referred to as private placements.  Although securities which may be resold only to “qualified institutional buyers”

in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” a Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market.  E.I.I. will determine the liquidity of Rule 144A securities under the supervision of the Board.  The liquidity of Rule 144A securities will be monitored by E.I.I., and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed the applicable percentage limitation for investments in illiquid securities.

Zero Coupon Securities — The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

MANAGEMENT

Board of Trustees

General.  The Board of Trustees of the Trust oversees the management of the Funds, but does not itself manage the Funds.  The Trustees review various services provided by or under the direction of the Adviser to ensure the Funds’ general investment policies and programs are properly carried out.  The Trustees also conduct their review to ensure that the administrative services are provided to the Funds in a satisfactory manner.  The day-to-day operations of the Funds are delegated to the Trust’s officers subject always to the investment objectives and policies of each Fund and to general supervision by the Board.

The Board of Trustees consists of four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”).

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Trust and not the Trustee’s own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Trust and its shareholders.

The Trust seeks as Trustees individuals of distinction with experience in business and finance, government service or academia.  In determining whether a particular Trustee was or continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which was controlling.  Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Funds. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Funds and protecting the interests of shareholders.

The Board met four times during the fiscal year ended June 30, 2011.

Trustees and Officers.  The following information is provided for each Trustee and officer of the Trust.  The mailing address of the Trustees and officers is 640 Fifth Avenue, 8th Floor, New York, New York 10019.  The term of office for a Trustee or officer is indefinite, until he or she resigns, is removed or a successor is elected and qualified.

Name and Age of Trustee	Position with the Trust and Length of Time Served1	Principal Occupation(s) in the Past 5 Years	Other Directorships Held by Trustee2
INDEPENDENT TRUSTEES
Warren K. Greene, 75	Trustee since 1998; Chairman since May 2005	President, American Investors Fund LLC, Senior Vice President, NorthCoast Asset Management LLC.	Trustee, Renaissance Capital Greenwich Funds.
Joseph Gyourko, 55	Trustee since June 1998	Martin Bucksbaum Professor of Real Estate, Finance, Business & Public Policy, The Wharton School, University of Pennsylvania	None.

Juan M. Meyer, 67	Trustee since December 2005	Executive Vice President, Genspring Family Offices, since February 2003; President, Eagle Capital International (family office), from February 1984 to February 2003.	None.
“INTERESTED” TRUSTEE 3
Christian A. Lange, 72	Trustee since October 2003	President and Chief Executive Officer of European Investors Incorporated	Director, E.I.I. Voyager U.S. Leaders Equity Company, Director of Amadeus Capital Vision PLC, Director of E.I.I. Real Estate Securities Advisors.

1 Each Trustee and officer shall hold office until a successor shall have been elected and qualified, or for an indefinite term consistent with the Trust instrument.

2 This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

3 Mr. Lange is considered to be an “interested person” (as defined by the 1940 Act) of the Trust because of his employment with an affiliate of the Adviser.

OFFICERS
Name and Age of Officer	Position with the Trust and Length of Time Served	Principal Occupation(s) in the Past 5 Years
Richard J. Adler, 65	President since May 2004	Managing Director, E.I.I.
Kathleen Heineken, 30	Secretary since September 2010	Compliance Associate and Director of Mutual Fund Administration, E.I.I. since May 2007
Michael J. Meagher, 49	Treasurer since May 2003; Chief Compliance Officer since October 2004	Senior Vice President, Chief Compliance Officer and Director of Mutual Funds, E.I.I. since March 2003.

Board Structure and Oversight Function

The Board’s leadership structure features an Independent Trustee serving as Chairman of the Board and the Board Committees described below.  The Chairman participates in the preparation of the agenda for the meetings of the Board, presides at all of the meetings of the Board, participates in Board deliberations and is involved in the oversight of the Funds’ management in between meetings, as necessary.  In addition, the Board utilizes committees to assist with its responsibilities.  The Board currently has two committees, the Audit Committee and the Nominating Committee which are described in more detail below, under the heading “Board Committees.”

The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others.  The Funds’ Adviser and other service providers are responsible for day-to-day risk management functions (depending on the nature of the risk).   The Board of Trustees oversees the management of these risks as part of their general oversight of the Funds.  In addition, the Board and its committees receive regular reports from the Funds’ Chief Compliance Officer, adviser, administrator, and independent registered public accounting firm regarding the Funds’ activities and any applicable risks.  These reports include quarterly performance reports, annual compliance reports, and accounting and financial reports.

Board Committees

The Board of Trustees uses committees to assist with its oversight responsibilities.  The Board currently has an Audit Committee and a Nominating Committee.  Both committees are comprised entirely of Trustees who are not “interested persons” of the Funds.

The members of the Audit Committee are Mr. Greene (Chairman), Mr. Gyourko and Mr. Meyer.  The primary purpose of the Audit Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by statutes and regulations administered by the SEC, including the 1940 Act, and selecting and directing the activities of the Trust’s independent auditors.  The Audit Committee met twice during the fiscal year ended June 30, 2011.

The members of the Nominating Committee are Mr. Greene (Chairman), Mr. Gyourko and Mr. Meyer.  The functions of the Nominating Committee are to hear and consider matters related to the Board, including nominating new Trustees, reviewing the compensation of Independent Trustees and reporting to the full Board.  The Nominating Committee did not meet during the fiscal year ended June 30, 2011.  The Committee will not consider nominees recommended by Fund shareholders except as may be required by law or regulation, in which case a submission must meet any such legal and regulatory requirements.

Securities Beneficially Owned by Trustees

The following table shows the dollar range of each Trustee’s ownership of shares of each Fund and of all of the Funds as of December 31, 2010:

Trustee	Dollar Range of Domestic Fund Shares	Dollar Range of International Fund Shares	Dollar Range of Global Fund Shares	Dollar Range of All E.I.I. Fund Shares
INDEPENDENT TRUSTEES
Mr. Greene	None	$1 to $10,000	$1 to $10,000	$1 to $10,000
Mr. Gyourko	None	None	None	None
Mr. Meyer	None	None	None	None
“INTERESTED” TRUSTEE”
Mr. Lange	Over $100,000	None	None	Over $100,000

No Independent Trustee and no immediate family member of an Independent Trustee owns beneficially or of record an interest in the Adviser or in any person or affiliate directly or indirectly controlling, controlled by or under common control with the Adviser.

The Trust may indemnify any person who was or is a Trustee, officer, or employee of the Trust to the maximum extent permitted by the Delaware statutory trust law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances.

Such determination shall be made: (i) by the Board, by a majority vote of a quorum that consists of Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor parties to the proceeding; or (ii) if the required quorum is not obtained or if a quorum of such Trustees so directs, by independent legal counsel in a written opinion.  No indemnification will be provided by the Trust to any Trustee or officer of the Trust for any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

As of September 30, 2011, the Trustees and officers collectively did not own more than 1% of any Fund’s outstanding shares.

Effective January 1, 2011 the Funds pay each Independent Trustee an annual fee of $24,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board receives an additional $8,000 on an annual basis. (Prior to January 1, 2011, the Funds paid each Independent Trustee an annual fee of $16,000 and the Chairman of the Board $20,000.) The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on average net assets..  “Interested” Trustees do not receive Trustees’ fees.  The table below illustrates the compensation paid to each Trustee for the most recently completed fiscal year:

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from all Funds in the Complex Paid to Trustees
INDEPENDENT TRUSTEES
Mr. Greene	$26,000	N/A	N/A	$26,000
Mr. Gyourko	$20,000	N/A	N/A	$20,000
Mr. Meyer	$20000	N/A	N/A	$20,000
“INTERESTED” TRUSTEE
Mr. Lange	None	N/A	N/A	None

Control Persons and Principal Holders of Securities

As of September 30, 2011, the following persons held five percent or more of the outstanding shares of the Institutional class of the Domestic Fund:

Name and Address of Owner	Percent of Domestic Fund	Nature of Ownership (Record, Beneficial or Both)
United States Golf Association 77 Liberty Corner Rd Far Hills, NJ 09731-2570	32.71%	Both
21st Century Fund 606 Wilshire Blvd Santa Monica, CA 90401-1502	17.38%	Both
The LEIR Foundation 570 Lexington Ave Floor 33	7.99%	Both

New York, NY 10022-6869
Mary A. Wakefield Trustee Lifespan Corporation Retirement Plan 167 Point Street Providence, RI 02903-4769	7.66%	Record
Citigroup Global Markets, Inc. 333 West 34th Street Floor 3 New York, NY 10001-2402	6.16%	Record

As of September 30, 2011, the following persons held five percent or more of the outstanding shares of the Institutional class of the International Fund:

Name and Address of Owner	Percent of International Fund	Nature of Ownership (Record, Beneficial or Both)
Wells Fargo Bank, NA, FBO Omnibus Account PO Box 1533 Minneapolis, MN 55480	29.57%	Record
Charles Schwab & Co. Inc. Special Custody Account For The Exclusive Benefit Of Customers 101 Montgomery St. San Francisco CA 94104-4122	17.13%	Record
National Financial Services LLC for the Exclusive Benefit of our Customers 200 Liberty Street One World Financial Center New York, NY 10281	6.33%	Record

As of September 30, 2011, the following persons held five percent or more of the outstanding shares of the Institutional class of the Global Fund:

Name and Address of Owner	Percent of Global Fund	Nature of Ownership (Record, Beneficial or Both)
Charles Schwab & Co. Inc. Special Custody Account For The Exclusive Benefit Of Customers 101 Montgomery St. San Francisco CA 94104-4122	15.96%	Record
National Financial Services LLC for the Exclusive Benefit of our Customers 200 Liberty Street One World Financial Center New York, NY 10281	10.72%	Record

Under the 1940 Act, a person who beneficially owns over 25% of the shares of any class of the Fund is presumed to control that class of shares.  As such, a controlling shareholder may control the outcome of any proposal submitted to shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Adviser.

ADVISER AND INVESTMENT ADVISORY AGREEMENT

E.I.I. Realty Securities, Inc., 640 Fifth Avenue, 8th Floor, New York, New York 10019, acts as the investment adviser to the Funds under an investment advisory agreement with the Trust, on behalf of the Fund (the “Agreement”).  The Agreement provides that the Adviser identify and analyze possible investments for the Funds, determine the amount and timing of such investments, and the form of investment.  The Adviser is responsible for monitoring and reviewing each Fund’s portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments.  The Adviser also is responsible for arranging for the purchase and sale of securities in each Fund’s portfolio, subject at all times to the policies set forth by the Board.  In addition, the Adviser provides certain administrative and managerial services to the Funds.

About the Adviser

E.I.I. provides real estate securities portfolio management services to U.S. tax-exempt institutions and other investors.  E.I.I. is a wholly-owned subsidiary of European Investors Incorporated, which is a registered investment adviser providing both general securities and real estate securities portfolio management services.  European Investors Incorporated is owned by European Investors Holding Company, which is owned by management.

European Investors Incorporated was founded in 1983, to provide investment services primarily to foreign investors (with a focus in Europe) in the United States by managing securities portfolios as well as providing direct real estate advisory services and corporate advisory services.  From these combined efforts, European Investors Incorporated determined that securitized real estate could serve as an alternative means of acquiring real estate assets and developed a portfolio management service specifically in this area, which now caters to both foreign and domestic investors.  European Investors Incorporated commenced research into real estate securities as a separate portfolio product in 1986, began managing real estate securities portfolios in 1987, and is a recognized leader in real estate securities investment management.

E.I.I. and European Investors Incorporated collectively have a diversified client base that includes investors across the globe, encompassing taxable and tax-exempt investors, individuals, and both foreign and domestic institutional investors.  As of September 30, 2011, the combined companies had approximately $6.7 billion in assets under management, with $5.3 billion invested in various types of real estate securities on behalf of clients.  Included in that figure are several offshore real estate investment funds managed by the firm with assets of approximately $350 million.

E.I.I. believes that investments in real estate offer a total return potential which may serve as an effective portfolio diversifier for many investors.  In addition, E.I.I. believes that, for most investors, the most convenient and effective way to invest in real estate is through the ownership of a diversified portfolio of real estate securities.  Real estate securities, and more specifically REITs, provide investors with many of the features particular to both real estate investments and publicly-traded securities, providing investors with a practical and efficient means to include professionally-managed real estate in an investment portfolio.

Why Real Estate?  Investments in real estate offer the following benefits over investments in other asset classes:

•	Relatively low historical correlation to the equity market.

•	Relatively high levels of potential current income from contractual rental streams.

•	A potential hedge against inflation from rising asset values and the possibility of passing through higher costs to tenants.

Why Real Estate Securities?  An investment in a portfolio of real estate securities offers the following benefits in addition to those provided by direct real estate investments:

•	Diversification of risk of real estate investments.

•	Market pricing of publicly-traded shares (instead of appraisal-based valuations).

•	Enhanced liquidity, which aids in investment speed as well as portfolio rebalancing.

Why E.I.I.? E.I.I. and its parent company, European Investors Incorporated, have been professionally managing real estate securities portfolios on behalf of their clients for more than a decade.  The collective client base of E.I.I. and European Investors Incorporated includes an array of investors ranging from foreign and domestic high net worth individuals to U.S. foundations, endowments, and corporate pension plans.  In addition, European Investors Incorporated serves as the adviser or sub-adviser for several offshore funds investing with substantially the same investment objective as the Fund.

Investment Advisory Agreement

Under the Agreement, E.I.I. is eligible to receive a fee from each Fund calculated daily and payable monthly, for the performance of its services at an annual rate of 0.75% of the average daily net assets of the relevant Fund.  The fee is accrued daily for the purposes of determining the offering and redemption price of each Fund’s shares.

Under the terms of the Agreement, each Fund pays all of its expenses (other than those expenses specifically assumed by the Adviser) including the costs incurred in connection with the maintenance of its registration under the Securities Act and the 1940 Act, printing of prospectuses distributed to shareholders, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agents, expenses of outside counsel and independent accountants, preparation of shareholder reports, and expenses of Board and shareholder meetings.

Until further notice to shareholders, E.I.I. has voluntarily agreed to waive a portion of its investment advisory fee and/or absorb the expenses of the Global Fund, the International Fund, and the Domestic Fund to the extent necessary to keep the annual expenses of each Fund to not more than 1.00%, 1.00%, and 0.80%, respectively, of the average daily net assets of the Institutional Share Class of the Fund.  To the extent that the Adviser waives these fees and/or absorbs these expenses, it may seek payment of a portion or all of these amounts at any time within three fiscal years after the fiscal year in which these amounts were waived and/or absorbed, subject to the expense limitation stated above.  The Adviser may terminate this voluntary arrangement at any time.

The Agreement may be terminated with respect to a Fund without penalty on 60 days’ written notice by a vote of the majority of the Board or by E.I.I., or by holders of a majority of the relevant Fund’s outstanding shares.  The Agreement will continue from year-to-year, provided it is approved, at least annually, in the manner described in the 1940 Act.  This requires that the Agreement and any renewal thereof be approved by a vote of the majority of the Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

For the last three fiscal years ended June 30th, the amounts of advisory fees paid by the Domestic Fund were as follows:

	Gross Advisory Fees	Waiver/Reimbursement	Net Advisory Fees
Year ended June 30, 2011	$126,061	($107,460)	$18,601
Year ended June 30, 2010	$109,866	($143,446)	($33,580)
Year ended June 30, 2009	$130,115	($140,168)	($10,053)

For the last three fiscal years ended June 30th, the amounts of advisory fees paid by the International Fund were as follows:

	Gross Advisory Fees	Waiver/Reimbursement	Net Advisory Fees
Year ended June 30, 2011	$4,352,837	($184,715)	$4,168,122
Year ended June 30, 2010	$3,827,293	($273,548)	$3,553,745
Year ended June 30, 2009	$3,495,857	($210,039)	$3,285,818

For the last three fiscal years (or periods) ended June 30th, the amounts of advisory fees paid by the Global Fund were as follows:

	Gross Advisory Fees	Waiver/Reimbursement	Net Advisory Fees
Year ended June 30, 2011	$2,246,984	($77,943)	$2,169,041
Year ended June 30, 2010 Year ended June 30, 2009	$1,251,461 $795,459	($103,171) ($130,210)	$1,148,290 $665,249

Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.  The portfolio managers listed in the following table manage all of the other investment companies, other pooled investment vehicles and other accounts shown below as a team.

Other Accounts

Portfolio Manager	Number of Other Accounts (Total Assets)1 as of June 30, 2011	Number of Other Accounts (Total Assets)* Subject to a Performance Fee as of June 30, 2011
Alfred C. Otero & James Rehlaender -

1           Rounded to the nearest million.

U.S. REITS
Other Investment Companies	None	None
Other Pooled Investment Vehicles	2 ($20.6 million)	None
Other Accounts	13 ($105.3 million)	1 ($15.6 million)
James E. Rehlaender, Peter Nieuwland & Suang Eng - International Real Estate
Other Investment Companies	None	None
Other Pooled Investment Vehicles	None	2 ($245.5 million)
Other Accounts	14 ($1,083.3 million)	1 ($8.6 million)
James E. Rehlaender, & Alfred C. Otero - Global Real Estate
Other Investment Companies	None	None
Other Pooled Investment Vehicles	2 ($233.5 million)	1 ($167.8 million)
Other Accounts	32 ($3,433.0 million)	None

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts, there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Fund Ownership

As of June 30, 2011, Mr. Otero owned $10,001 to $50,000 of the Domestic Fund’s shares; Mr. Rehlaender did not own any of the Domestic Fund’s shares.

As of June 30, 2011, Mr. Rehlaender owned over $100,000 of the International Fund’s shares, Neither Mr. Nieuwland or Ms. Tsan owned any of the International Fund’s shares.

As of June 30, 2011, Mr. Otero owned $10,001 to $50,000 of the Global Fund’s shares; Mr. Rehlaender did not own any of the Global Fund’s shares.

Compensation

The Funds’ portfolio managers each receives a base salary plus an annual incentive bonus for managing the Funds, other investment companies, other pooled investment vehicles and other accounts (including other accounts for which the Adviser receives a performance fee).  A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise.  The Adviser monitors each portfolio manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A portfolio manager’s annual incentive bonus is based on several factors, including but not limited to the manager’s performance results and overall contribution made to the firm.  The Adviser may establish a

“target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style.  This target can be derived by a percentage of base salary, generally ranging from 40% to 100%.  The overall performance results of the Fund and all similarly-managed investment companies, pooled investment vehicles and other accounts may be compared to the performance information of a peer group of similarly-managed competitors, as may be supplied by third party analytical agencies.  The manager’s performance versus the peer group may factor into the final incentive amount.  Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one and or multi year rolling performance.  Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

The Funds’ portfolio manager may participate in the Adviser’s Pension & Profit Sharing plan, the results for which are based on the Adviser’s business results.  Eligibility for participation in Pension & Profit Sharing plan depends on the manager’s performance and seniority.  Each of the Funds’ portfolio managers participates in the Adviser’s Pension & Profit Sharing Plan.

ADMINISTRATIVE SERVICES AGREEMENT

E.I.I. also serves as the Trust’s administrator.  E.I.I. supervises administration of the Funds pursuant to an Administrative Services Agreement with the Trust, on behalf of the Funds.  Under this agreement, E.I.I. supervises the administration of all aspects of the Funds’ operations, including the Funds’ receipt of services for which the Funds are obligated to pay, provides the Funds with general office facilities, and provides, at the Funds’ expense, the services of persons necessary to perform such supervisory, administrative, and clerical functions as are needed to operate the Funds effectively.  Those persons, as well as certain officers and Trustees of the Trust, may be directors, officers, or employees of (and persons providing services to the Funds may include) E.I.I. and its affiliates.  For these services and facilities, for Institutional Shares, E.I.I. receives with respect to each Fund a fee calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of those shares of the Funds.

E.I.I. may subcontract some of its administrative duties to other service providers.  E.I.I. has entered into a sub-administration contract with BNY Mellon Investment Servicing (US) Inc. (formerly known as PNC Global Investment Servicing (U.S.) Inc.) (“BNY Mellon Investment Servicing”), under which BNY Mellon Investment Servicing will act as sub-administrator and E.I.I. will pay BNY Mellon Investment Servicing to provide certain administrative services to the Funds.  Payment for these services is made by E.I.I. and not the Fund.

For the last three fiscal years ended June 30th, the amounts of administration fees paid by the Domestic Fund (net of any waivers or reimbursements) were as follows:

Net Administration Fees
Year ended June 30, 2011	$25,212
Year ended June 30, 2010	$21,973
Year ended June 30, 2009	$26,023

For the last three fiscal years ended June 30th, the amounts of administration fees paid by the International Fund (net of any waivers or reimbursements) were as follows:

Net Administration Fees
Year ended June 30, 2011	$870,567
Year ended June 30, 2010	$765,459
Year ended June 30, 2009	$699,171

For the last three fiscal years (or periods) ended June 30th, the amounts of administration fees paid by the Global Fund (net of any waivers or reimbursements) were as follows:

Net Administration Fees
Year ended June 30, 2011	$449,397
Year ended June 30, 2010 Year ended June 30, 2009	$250,292 $159,092

The Distributor

BNY Mellon Distributors Inc. (formerly known as PFPC Distributors, Inc.) (“BNY Mellon Distributors”), located at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor of the Funds’ shares.

The Sub-Administrator, Transfer Agent and Custodian

BNY Mellon Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ sub-administrator and transfer agent.  As sub-administrator, BNY Mellon Investment Servicing (US) Inc. is located at 4400 Computer Drive, Westborough, Massachusetts 01581.  As transfer agent, BNY Mellon Investment Servicing (US) Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19809.  The Bank of New York Mellon (formerly known as PFPC Trust Company), serves as the Funds’ custodian.  As custodian, The Bank of New York Mellon is located at 2 Hanson Place, Brooklyn, New York 11217.  PFPC Trust Company was renamed The Bank of New York Mellon effective July 1, 2011.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 5 Times Square, New York, New York 10036, serves as the Trust’s independent registered public accounting firm.

Legal Counsel

Kramer Levin Naftalis & Frankel LLP, located at 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust’s legal counsel.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board and a duty to obtain best overall execution, decisions to buy and sell securities for the Funds are made by E.I.I.  E.I.I. is authorized to allocate the orders placed by it on behalf of the Funds to such unaffiliated brokers who also provide research or statistical material or other services to the Funds or E.I.I. for the Funds’ use.  Such allocation shall be in such amounts and proportions as E.I.I. shall determine and E.I.I. will report on said allocations regularly to the Board indicating the unaffiliated brokers to whom such allocations have been made and the basis therefor.  E.I.I. does not direct brokerage business to brokers as an incentive to sell Fund shares.  At times, the Funds also may purchase portfolio securities directly from dealers acting as principals, underwriters, or market makers.  As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Funds.

In selecting a broker to execute each particular transaction and in determining whether a Fund is receiving best execution, E.I.I. will take the following into consideration: the best net price available; the reliability, integrity, and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis.  Accordingly, the cost of the brokerage commissions to a Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.  Subject to such policies and procedures as the Board may determine, E.I.I. shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay an unaffiliated broker that provides research services to E.I.I. (for the Fund’s use) an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if E.I.I. determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or E.I.I.’s ongoing responsibilities with respect to the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates.  These policies provide that a Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.  Certain limited exceptions are described below.  These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Funds, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Trust’s Chief Compliance Officer is responsible for monitoring the Funds’ compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommending changes, if necessary.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances.  Each Fund’s policies provide that non-public disclosures of the Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information.  If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information.  Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, each Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations.  These entities are described in the following table.  The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.  In none of these arrangements does a Fund or any “affiliated person” of the Adviser receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser and Administrator	E.I.I. Realty Securities, Inc.	Daily
Sub-Administrator	BNY Mellon Investment Servicing	Daily
Custodian	The Bank of New York Mellon	Daily
Independent Registered Public Accounting Firm	Ernst & Young LLP	Annual Reporting Period: Within Accounting Firm, 15 business days of end of reporting period. Semiannual Reporting Period: within 31 business days of end of reporting period.
Printer for Financial Reports	RR Donnelley Financial Inc	Up to 60 days before distribution to shareholders.
Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Kramer Levin Naftalis & Frankel LLP	Up to 30 days before filing with the SEC.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Funds.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

PORTFOLIO TURNOVER

Each Fund anticipates that its portfolio turnover rate for any one year will not exceed 75%, which, in each case, is lower than the turnover rate for many comparable real estate securities funds.  No Fund, however, will limit its portfolio turnover when market conditions dictate a more active trading policy and trading portfolio securities is appropriate.  A lower portfolio turnover rate will result in a lower rate of net realized capital gains to a Fund and will decrease the portion of the Fund’s distributions constituting taxable capital gains.

ALLOCATION OF INVESTMENTS

E.I.I. has other advisory clients, some of which have similar investment objectives to the Funds.  As such, there will be times when E.I.I. may recommend purchases and/or sales of the same portfolio securities for the Funds and its other clients.  In such circumstances, it will be the policy of E.I.I. to allocate purchases and sales among the Funds and its other clients in a manner which E.I.I. deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period, and other pertinent factors relative to each account.  Simultaneous transactions may have an adverse effect upon the price or volume of a security purchased by a Fund.

COMPUTATION OF NET ASSET VALUE

Each Fund will determine its NAV once daily as of the close of trading on the New York Stock Exchange (the “NYSE”) on each day that the NYSE is open.  It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  A Fund may make or cause to be made a more frequent determination of its NAV and offering price, which determination shall reasonably reflect any material changes in the value of securities and other assets held by the Fund from the immediately preceding determination of NAV.  Each Fund’s NAV is determined by dividing the market value of the Fund’s investments as of the close of trading plus any cash or other assets (including dividends receivable and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund’s outstanding shares.  Securities traded on the NYSE or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price.  Securities for which the primary market is Nasdaq will be valued at the Nasdaq Official Closing Price, or if no sale, at the mean between the latest bid and asked price.  Securities traded in any other U.S or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded or a significant event occurs that could affect the value of the security, in accordance with procedures for fair valuing securities adopted by the Funds and approved by the Board.  Securities sold short “against the box” will be valued at market as determined above; however, in instances where a Fund has sold securities short against a long position in the issuer’s convertible securities, for the purpose of valuation, the securities in the short position will be valued at the “asked” price rather than the mean of the last “bid” and “asked” prices.  Where there are no readily available quotations for securities they will be valued at a fair value as determined by the Board acting in good faith.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

A complete description of the manner by which the Funds’ shares may be purchased and redeemed appears in the prospectus under the heading “Investing in the Funds.”

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, under which a fund is obligated to redeem the shares of any shareholders solely in cash up to the lesser of 1% of the net asset value of the fund or $250,000 during any 90 day period.  Pursuant to the operating agreement between certain intermediaries and the Funds, each Fund agrees that it will treat as a “shareholder” each shareholder that holds Fund shares through an intermediary’s omnibus account (the “Account”), provided that the intermediary provides to the relevant Fund, upon request, the name or account number, number of Fund shares and other relevant information for each such shareholder.  Each Fund acknowledges that the treatment of an intermediary as the sole shareholder of Fund shares held in the Account for purposes of applying the limits in Rule 18f-1 would be inconsistent with the intent of the Rule and the Fund’s election on Form N-18F-1 and could unfairly prejudice shareholders that hold Fund shares through the Account.

Should any shareholder’s redemption exceed the limitation described in the paragraph above, a Fund can, at its sole option, redeem the excess in cash or in readily marketable portfolio securities.  Such securities would be selected solely by the Fund and valued as in computing net asset value.  In these circumstances, a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

TAX MATTERS

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the prospectus.  No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning.  Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment (including, for example, insurance companies, banks and tax-exempt organizations) under the Internal Revenue Code of 1986, as amended (the “Code”).  In addition, the tax discussion in the prospectus and this SAI is based on tax law in effect on the date of the prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count towards satisfaction of the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships”(as defined).

A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies (“PFICs”) for federal income tax purposes.  If a Fund invests in a PFIC, it has three separate options.  First, it may elect to treat the PFIC as a qualifying electing fund (a “QEF”), in which case it will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC.  Second, the Fund may make a mark-to-market election with respect to its PFIC stock in a PFIC, if such stock is “marketable” (as defined).  Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock.  If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years.  Under proposed Treasury Regulations, solely for purposes of Code Sections 1291-1298, a Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the election applied.  If a Fund makes the mark-to-market election in the first taxable year it holds stock in a PFIC, it will not incur the tax described below under the third option with respect to such PFIC.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any “excess distribution” (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as an ordinary income dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

Each Fund also must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (limited, for this purpose, in respect of any one issuer to no more than 5% of the value of the Fund’s total assets and to no more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.  Generally, an option (a call or a put) with respect to a security is treated as issued by the issuer of the security rather than the issuer of the option.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions will be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible for treatment as “qualified dividend income” in the case of non-corporate shareholders.

Excise Tax On Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)).  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses and ordinary gains and loses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders at long-term capital gain rates (a “qualified dividend”), provided that certain requirements, as discussed below, are met.  Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income.  The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis.  If the aggregate qualified dividends received by a Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and generally cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income.  If the aggregate qualified dividends received by a Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that a Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the non-corporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation will be qualified dividends if: (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S.; or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes).  Until the Treasury Department issues guidance identifying which treaties are satisfactory for these purposes, all comprehensive income tax treaties with the U.S. that include an exchange of information program will be deemed satisfactory (other than the current U.S.-Barbados income tax treaty).  Notwithstanding the above, dividends received from: (1) passive foreign investment companies; (2) foreign personal holding companies; and (3) foreign investment companies will not constitute qualified dividends.  Special rules apply for determining whether a distribution from a real estate investment trust (a “REIT”) constitutes a qualified dividend.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below.  Distributions attributable to: (i) interest; or (ii) distributions from REITs received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year.  No DRD will be allowed with respect to any dividend: (1) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A.  Moreover, the DRD for a corporate shareholder may be disallowed or reduced: (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund; or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent that it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount.  For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI.  However, a corporate shareholder generally will be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Distributions by a Fund from net long-term capital gains are taxable to a shareholder as long-term capital gains regardless of the length of time the shares on which such distributions are paid have been held by the shareholder. However, shareholders should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares.

If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate.  If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of, or exemption from, taxes on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known.  If more than 50%, of the value, of a Fund’s total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund.  If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both).  For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from a Fund representing income derived from foreign sources.  No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.  Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund.  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.  In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made.  However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Backup Withholding

Each Fund will be required in certain cases to withhold and remit to the Internal Revenue Service backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends and the proceeds of redemption of shares paid to any shareholder: (1) who failed to provide to the Fund a correct taxpayer identification number; (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”

Redemption of Shares

A shareholder will recognize gain or loss on the redemption of shares of a Fund (including an exchange of shares of the Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the redemption and the shareholder’s adjusted tax basis in the shares redeemed.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.  In general, any gain or loss arising from (or treated as arising from) the redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.  For this purpose, the special holding period rules of Code section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Taxation of Certain Mortgage REITs

Each Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”).  Under Treasury Regulations released in July 2008, the portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be allocated to shareholders of the Fund in proportion to the dividends received by them with the same consequences as if the shareholders held their proportionate share of the REMIC residual interest directly.  In general, excess inclusion income allocated to shareholders: (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); and (2) will constitute unrelated business taxable income to entities that are subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity), thereby potentially requiring such entity to file a federal income tax return and remit tax on its excess inclusion income.  In addition, if at any time during any taxable year a

“disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to tax, at the highest federal income tax rate imposed on corporations, on that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend.  Such foreign shareholder generally would be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is (or is treated as) effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.  Under certain circumstances, certain distributions from a Fund or gains from the sale or redemption of shares of the Fund may be treated as effectively connected with a U.S. trade or business carried on by a foreign shareholder under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”).  In addition, FIRPTA may in certain circumstances require a 10% withholding tax on distributions and the proceeds of sales or redemptions.  The withholding tax, which may be greater or less than the foreign shareholder’s final U.S. tax obligation, may be claimed as a credit on the foreign shareholder’s U.S. income tax return.

In the case of foreign shareholders other than corporations, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions and the proceeds of redemptions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper certification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

PERFORMANCE CALCULATION

For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return.  Under rules promulgated by the SEC, a fund’s advertising performance must include total return quotations calculated according to the following formula:

P(1 + T)n                      =           ERV

Where:                                      P = a hypothetical initial payment of $1,000

   T = average annual total return

    n = number of years (1, 5, or 10)

ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year period, at the end of such period (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of a Fund’s existence or such shorter period dating from the effectiveness of the Trust’s registration statement.  In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period.  Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.  Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

In addition to the total return quotations discussed above, a Fund may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Trust’s registration statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                      a - b
YIELD                      =           2[( —— +1)6-1]
  cd

Where:                                  a = dividends and interest earned during the period.

               b = expenses accrued for the period (net of reimbursements).

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

               d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of “a” above, is calculated by: (1) computing the yield to maturity of each obligation held by a Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest); (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund’s portfolio (assuming a month of 30 days); and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period.  In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund’s portfolio.  For purposes of “b” above, Rule 12b-1 expenses are included among the expenses accrued for the period.  Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to “d” above.

30-day yield

The “30-day yield” is an “annualized” figure--the amount you would earn if you stayed in a Fund for a year and the Fund continued to earn the same net interest income throughout that year.  To calculate 30-day yield, a Fund’s net investment income per share for the most recent 30 days is divided by the maximum offering price per share.  To calculate “total return,” a Fund starts with the total number of shares that you can buy for $1,000 at the beginning of the period.  Then the Fund adds all dividends and distributions paid as if they were reinvested in additional shares.  This takes into account the Fund’s dividend distributions, if any.  The total number of shares is multiplied by the net asset value on the last day of the period and the result is divided by the initial $1,000 investment to determine the percentage gain or loss.  For periods of more than one year, the cumulative total return is adjusted to get an average annual total return.  Yield is a measure of net dividend income.  Average annual total return is a hypothetical measure of past dividend income plus capital appreciation.  It is the sum of all parts of the Fund’s investment return for periods greater than one year.  Total return is the sum of all parts of a Fund’s investment return.  Whenever you see information on a Fund’s performance, do not consider the past performance to be an indication of the performance you could expect by making an investment in the Fund today.

Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the SEC’s rules.  In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

GENERAL INFORMATION

Organization and Description of Shares of the Funds

The Trust was organized as a Delaware statutory trust (formerly known as a “business trust”) under the laws of the state of Delaware.  The Trust’s Certificate of Trust was filed December 22, 1997.  The Trust’s Declaration of Trust, dated as of December 22, 1997, permits the Board to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in the Trust in an unlimited number of series of shares.  The Trust consists of three series, the E.I.I. Realty Securities Fund, the E.I.I. International Property Fund, and the E.I.I. Global Property Fund.  Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by a Fund and in the Fund’s net assets upon liquidation.  All shares, when issued, are fully paid and nonassessable.  There are no preemptive, conversion, or exchange rights.  Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees.  The Board may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion, or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares.  Any such classification or reclassification will comply with the provisions of the 1940 Act.  Shareholders of each series as created will vote as a series to change, among other things, a fundamental policy of the Fund and to approve the investment advisory agreement.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote.  Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.  Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting.

REPORTS

Shareholders receive reports at least semi-annually showing the Funds’ holdings and other information.  In addition, shareholders receive annual financial statements that have been audited by the Funds’ independent registered public accounting firm.  Shareholders receive quarterly Fund performance updates and reviews.

FINANCIAL STATEMENTS

The audited financial statements of the Domestic, Global and International Funds, including the Financial Highlights for these Funds, for the year ended June 30, 2011, appearing in the Annual Report to Shareholders and the report thereon of Ernst & Young LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this SAI.

PROXY VOTING SUMMARY

The Trust has delegated to E.I.I. the responsibility for voting proxies of issuers of securities held in each Fund’s portfolio.  E.I.I. has adopted the proxy voting policies and procedures of its parent, European Investors Incorporated.  These policies and procedures are attached in the Appendix to this SAI.  The proxy voting policies and procedures of European Investors Incorporated are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.

European Investors Incorporated’s Proxy Committee, consisting of portfolio managers, analysts, marketing, client services, compliance and operations personnel, is responsible for establishing and maintaining the policies and procedures.  The Committee reviews these policies and procedures periodically and will make such changes, as it believes are necessary.  Absent specific client instructions, the Adviser defers to the guidelines and voting recommendations of RiskMetrics Group (formerly Institutional Shareholder Services). The Adviser has retained RiskMetrics Group, a third-party proxy voting service, to provide extensive research on individual proxy issues. RiskMetrics Group also publishes research reports that are reviewed by our analysts, as well as retains records of all ballots voted on client behalf.

The Adviser reviews all proxies for which it has voting responsibility, and votes all proxies according to the written guidelines, taking into account RiskMetrics’ “Public Fund Guidelines” and any recommendations provided by the investment team.  The guidelines address such areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.

The guidelines are intended to generally cover both U.S. and International proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances.  Some ballots require a case-by-case analysis prior to voting and, in those situations; input from our investment team will normally be solicited.  Even when the guidelines specify how the Adviser normally votes on particular issues, the Adviser may change the vote if it is reasonably determined to be in the clients’ best interest.

To ensure that voting responsibilities are met, the Adviser reconciles client proxies received from the custodian with client holdings from our portfolio system.  The procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that conflicts of interest are mitigated and all votes are recorded and justified.  Any variance from stated policy is carefully noted, including the rationale for the variance.

The Trust, in accordance with SEC rules, annually will disclose on Form N-PX its proxy voting record.  The Trust also will post its voting record on a specified SEC website.  In addition, the Trust will post its voting record on its own public website.  If the Trust does not post its voting record on a public website, it will send a copy of the voting record within three business days, free of charge, to anyone who requests a copy by calling toll-free 1-888-323-8912.

APPENDIX

E.I.I. REALTY SECURITIES TRUST

Proxy Voting Policies and Procedures

E.I.I. Realty Securities Trust (the Trust) has adopted these Proxy Voting Policies and Procedures (“Policies”) to:

•	ensure that proxies are voted in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments;

•
address any conflicts that may arise between shareholders on the one hand; and “affiliated persons” of the Fund or of E.I.I. Realty Securities, Inc. (“E.I.I.”) (all referred to as “Affiliated Persons”) on the other;

•	provide for oversight of proxy voting by the Board of Trustees of the Trust, and

•	provide for the disclosure of the Fund’s proxy voting record and these Policies.

I.	Delegation to E.I.I.

The Trust hereby delegates the responsibility for voting proxies on behalf of the Fund with respect to all equity securities held by the Fund to E.I.I. in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed E.I.I.’s Proxy Voting Summary and Guidelines (the “Procedures”) and have determined that they are reasonably designed to ensure that E.I.I. will vote all proxies in the best interests of the shareholders, untainted by conflicts of interests.  The Procedures (attached as Exhibit A), are adopted as part of these Policies.  The Board of Trustees must approve any material change in the Procedures before they become effective with respect to the Fund.

II.	Disclosure

A.	Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, the Trusts shall file annually with the Securities and Exchange Commission (the “SEC”) on Form N-PX (or such other form as the SEC may designate) the Fund’s proxy voting record for the most recent twelve–month period ended June 30 (the “Voting Record”).  The Fund’s Voting Record shall be available upon request within three (3) business days after filing the Voting Record with the SEC.

The Voting Record shall consist of, for each proposal on which the Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Record):

•	the name of the issuer of the portfolio security

•	the exchange ticker symbol of the portfolio security

•	the CUSIP number for the portfolio security

•	the shareholder meeting date

•	a brief identification of the matter voted upon

•	whether the matter was proposed by the issuer or by a security holder

•	whether the fund cast a vote and, if so, how the vote was cast

•	whether the vote cast was for or against management of the issuer

B.	Disclosure of the Policies and How to Obtain Information

1.           Description of the policies.  The Fund’s statement of additional information (“SAI”) shall describe these Policies, including the Procedures.

2.           How to obtain a copy of the Policies.  The Funds shall disclose in all shareholder reports that a description of these Policies is available

•	without charge, upon request, by calling a toll-free number; and

•	at the SEC’s website, www.sec.gov.

3.           How to obtain a copy of proxy votes.  The Fund shall disclose in all shareholder reports and the SAI that information regarding how the Fund voted proxies relating to portfolio securities is available:

•	without charge, upon request, by calling a toll-free number; and

•	at the SEC’s website, www.sec.gov.

The Fund must send the information disclosed in their most recently filed report on Form N-PX within three (3) business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.	Review by Trustees

E.I.I. shall report to the Trustees, at least annually, the Voting Record of the Fund in a form as the Trustees may request.  This report shall:

•	describe any conflicts of interests that were identified in connection with the voting of securities under the Procedures and how they were addressed; and

•	summarize all votes that were made other than in accordance with the Procedures.

The Trustees will review these Policies and the Procedures at the same meeting, and determine whether any amendments to these Policies or the Procedures would be appropriate.

Adopted:  August 25, 2003

European Investors Incorporated

Proxy Voting Summary

In accordance with Rule 206(4)-6 under the Advisers Act and with its fiduciary duties, European Investors Incorporated (herein “EII”) takes seriously the responsibility of voting proxies on behalf of our clients.  EII’s policies and procedures are reasonably designed to ensure that EII votes proxies in the best interest of clients.

The Proxy Committee, consisting of portfolio managers, analysts, marketing, client services, compliance and operations personnel, is responsible for establishing, reviewing and maintaining EII’s policies and procedures.  Absent specific client instructions, EII defers to the guidelines and voting recommendations of RiskMetrics Group (formerly Institutional Shareholder Services). EII has retained RiskMetrics Group, a third-party proxy voting service, to provide extensive research on individual proxy issues. RiskMetrics Group also publishes research reports that are reviewed by our analysts, as well as retains records of all ballots voted on client behalf.

Where EII has an obligation to vote proxies, EII will vote according to the attached written guidelines, taking into account RiskMetrics’ “Public Fund Guidelines” and any recommendations provided by EII’s investment team.  Our guidelines address such areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.

EII’s guidelines are intended to generally cover both U.S. and International proxy voting, although due to country differences and requirements, International proxy voting may differ depending on individual facts and circumstances.  Some ballots require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited.  EII’s Proxy Committee may vote outside of the stated guidelines on particular issues, if it has been determined to be in clients’ best interest.

To ensure that voting responsibilities are met, EII reconciles client proxies received from the custodian with client holdings from EII’s portfolio system.  EII’s procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that conflicts of interest are mitigated  and all ballots are recorded and justified.  Any variance from stated policy is carefully noted, including the rationale for the variance.

As discussed in our Form ADV Part 2, clients may contact Lynn Marinaccio and request a copy of these policies and procedures, as well as a record of ballots voted on clients’ behalf.

EUROPEAN INVESTORS
Proxy Voting Summary

The SEC has indicated that a discretionary investment manager is required to exercise voting authority with respect to client securities, even if the investment advisory agreement is silent on this point, unless the client has specifically retained voting authority. EII will vote proxies in accordance with client instructions.  In the absence of specific voting guidelines from the client or material conflicts, EII will vote proxies in what it judges are the best interests of its client/shareholders.

Reference should be made to RiskMetrics’ “Public Funds Guidelines” for additional recommendations on voting client policies. For other proposals not addressed in the following guidelines, the Proxy Committee shall determine whether a proposal is in the best interests of its clients.  Decisions are made exclusively in accordance with the economic interests of the account.

Proxy Voting Guidelines

I.         Auditors

A. Ratifying Auditors

Vote for proposals to ratify auditors when the amount of audit fees is equal to or greater than three times (75 percent) the amount paid for non-audit or “other” vs. audit services, unless: i) An auditor has a financial interest in or association with the company, and is therefore not independent; or ii) There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company‘s financial position.

Vote against proposals to ratify auditors when the amount of non-audit fees exceeds a quarter of all fees paid to the auditor.

Generally support shareholder proposals seeking to limit companies from buying consulting or technology services from their auditor.

B. Auditor Rotation

Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every seven years).

C. Auditor Indemnification and Limitation of Liability

Consider voting against or withholding from Audit Committee members if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

D. Adverse Opinions

Vote against or withhold votes from Audit Committee members if the company receives an Adverse Opinion on the company‘s financial statements from its auditors.

II.       Board of Directors and Director Elections

A. Director Nominees

Votes on director nominees are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.  Specific director nominee WITHHOLD/AGAINST votes can be triggered by one or more of the following actions (and any others that may be deemed relevant by RiskMetrics or European Investors):

Lack of a board that is at least majority independent, attendance of director nominees at board meetings of less than 75% in one year without valid reason, lack of independence on key board committees, failure to establish any key board committees, servings on excessive number of boards, Federal or criminal activity, performance of compensation committee members and/or the entire board in relation to the approval of egregious or excessive executive compensation, lack of accountability and oversight, presence of problematic governance issues including interlocking directorships and material failures of governance, stewardship or fiduciary responsibilities at the company.

B. Director Fees

Vote for proposals to award director fees unless the amounts are excessive relative to other companies in the country or industry.

C. Discharge of Board and Management

Votes on the discharge of directors, including members of the management board and/or supervisory board are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal. Votes AGAINST the discharge can be triggered if there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties.

D.  Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.

Vote against proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director‘s fiduciary “duty of loyalty” to shareholders; (ii) acts or omissions not made in “good faith” or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence that are more serious violations of fiduciary obligation than mere carelessness.

Vote for only those proposals providing such expanded coverage on cases when a director's or officer's legal defense was unsuccessful if:  (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director's legal expenses would be covered.

E. Contested Director Elections

Proposals concerning contested elections of directors are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, taking into account such factors as company performance relative to peers, independence, experience and skills, responsiveness to shareholders and evidence of management entrenchment when determining which directors are best suited to add value for shareholders.

F. Independent Directors

Generally, vote against or withhold from non independent director nominees where the entire board is not at least majority (50%) independent.

Generally, vote against or withhold from non independent director nominees when the nominating, compensation and audit committees are not fully independent.

Generally consider non employee board members who have been on the board continually for a period longer than 10 years as affiliated outsiders.

Vote for shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.

Vote for shareholder proposals requesting that the board be comprised of a two-thirds majority of independent directors.

G. Non-Independent Chairman

Generally support shareholder proposals calling for the separation of the CEO and chairman positions.

Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

H.  Director Diversity

Generally support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors.

Support endorsement of a policy of board inclusiveness.

Proposals calling to report to shareholders on a company‘s efforts to increase diversity on their boards are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, considering factors such as current board composition, company‘s past diversity practices and history of litigation or allegations involving gender/ethnic discrimination or glass ceiling practices by management.

I. Stock Ownership Requirements

Generally support shareholder proposals requiring directors to own a minimum amount of company stock, provided these requests afford a carve-out for directors who do not have the financial means to purchase company stock.

J. Classified Board- Annual Elections

Vote against management or shareholder proposals seeking to classify the board when the issue comes up for vote.

Vote for management or shareholder proposals to repeal a company‘s classified board structure.

If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, the fiduciary may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees.

K. Term of Office

Generally, vote against proposals to limit the tenure of outside directors.

L. Cumulative Voting

Generally, vote for proposals to restore or provide for cumulative voting unless: (i) the company has proxy access or a similar structure to allow shareholders to nominate directors to the company‘s ballot; and (ii) the company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Generally, vote against proposals to eliminate cumulative voting in the election of directors.

M. Shareholder Access to the Proxy (“Open Access”)

Reasonably crafted shareholder proposals asking companies to voluntarily provide shareholders with the ability to nominate director candidates to be included on management’s proxy card are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, taking into account the ownership threshold proposed in the resolution.

N. Majority Threshold Voting Requirement for Director Elections

Generally support reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company‘s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. in contested elections).

III.      Compensation

A. Stock Option Plans

Generally, proposals on executive and director compensation plans are voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.  The evaluation is based on the following considerations (and any other that may be deemed relevant by RiskMetrics or European Investors):

Dilution, full market value, burn rate, liberal definition of change in control, problematic pay practices, executive concentration ratio, pay for performance metric, evergreen features and repricing.

B. Performance- Based Options

Generally, vote for shareholder proposals that seek to provide for performance-based options such as indexed and/or premium priced options.

C. Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Generally, vote for shareholder proposals that seek to eliminate outside directors’ retirement benefits.

All other shareholder proposals that seek to limit executive and director pay are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.  This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

D. Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

E. Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Generally, management proposals for an advisory vote on executive compensation plans are voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.  The evaluation is based on the following considerations (and any other that may be deemed relevant by RiskMetrics or European Investors):

Evaluation of performance metrics in short term and long term plans, evaluation of peer group benchmarking used to set target pay or award opportunities, balance of performance-based versus non-performance-based pay, presence of problematic pay practices and poor compensation disclosure practices.

Vote against management say on pay proposals where there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, the board exhibits poor communication and responsiveness to shareholders or if the board has failed to demonstrate good stewardship of investors‘ interests regarding executive compensation practices.

F. Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Generally, vote against all proposals to ratify golden parachutes.

G. Executive Perks and Retirement/Death Benefits

Generally, vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company‘s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally, vote for shareholder proposals calling companies to adopt a policy of discontinuing or obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

H. Employee Stock Purchase Plans (ESPPs) - Qualified Plans

Generally, proposals on qualified employee stock purchase plans are voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.  Vote FOR plans if: (i) purchase price is at least 85 percent of fair market value; (ii) offering period is 27 months or less; and (iii) the number of shares allocated to the plan is ten percent or less of the outstanding shares.

I. Employee Stock Purchase Plans (ESPPs) – Non-Qualified Plans

Generally, proposals on nonqualified employee stock purchase plans are voted in accordance with RiskMetrics analysis and recommendation on each individual proposal. Vote FOR plans with:  (i) broad-based participation (i.e. all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company); (ii) limits on employee contribution (a fixed dollar amount or a percentage of base salary); (iii) company matching contribution up to 25 percent of employee‘s contribution, which is effectively a discount of 20 percent from market value; and (iv) no discount on the stock price on the date of purchase since there is a company matching contribution.

J. Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed excessive (i.e. generally greater than five percent of outstanding shares).

K. 401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

L. OBRA-Related Compensation Proposals

Vote for amendments that place a cap on annual grants or amend administrative features.

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

M. Amendments to Add Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

N. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Generally, amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.

O. Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote against cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year.

Vote against plans that are deemed to be excessive because they are not justified by performance measures.

Vote against plans if the compensation committee does not fully consist of independent outsiders.

P. Pension Plan Income Accounting

Generally, vote for shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

            IV. Takeover Defenses

A. Poison Pills

Vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

Shareholder proposals to redeem a company's poison pill are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.

Management proposals to ratify a poison pill are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.

Vote against or withhold from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held fully accountable.

B. Greenmail

Vote for proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company‘s ability to make greenmail payments to certain shareholders.

Vote in accordance with RiskMetrics analysis and recommendation on each individual proposal regarding anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

C. Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals which seek to restore the authority of shareholders to remove directors with or without cause.

Vote against proposals that provide only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

D. Board & Committee Size

Generally, vote against any proposal seeking to amend the company‘s board size to fewer than five seats.

Generally, vote against any proposal seeking to amend the company‘s board size to more than fifteen seats.

E. Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board within an acceptable range.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

           V. Shareholder Rights and Protections

A. Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Vote against provisions that would require advance notice of more than sixty days.

B. Shareholder Action by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

C. Confidential Voting

Vote for shareholder proposals that request corporations to adopt confidential voting, the use of independent tabulators, and the use of independent inspectors for an election as long as the proposals include clauses for proxy contests. In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting procedures.

D. Unequal Voting Rights

Vote for resolutions that seek to maintain or convert to a one-share-one-vote capital structure.

Vote against requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

E. Supermajority Shareholder Vote Requirements to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority vote to approve charter and bylaw amendments.

Vote against management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments.

Vote for management or shareholder proposals to reduce supermajority vote requirements for charter and bylaw amendments. However, for companies with shareholder(s) who have significant ownership levels, vote in accordance with RiskMetrics analysis and recommendation on each individual proposal taking into account i) ownership structure, ii) quorum requirements, and iii) supermajority vote requirements.

F. Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority vote requirements for mergers and other significant business combinations.

G. Reimbursing Proxy Solicitation Expenses

Vote in accordance with RiskMetrics analysis and recommendation on each individual proposal regarding shareholder proposals to allow for reimbursement of proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, generally support the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally support requests seeking to reimburse a shareholder proponent for all reasonable campaign expenditures for a proposal approved by the majority of shareholders.

H. Bundled Proposals

Bundled or conditional proxy proposals are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.

          VI. Mergers and Acquisitions/Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, taking into account a number of factors including, but not limited to:

Anticipated financial and operating benefits, offer price (cost vs. premium), fundamental value drivers behind the deal, impact of the merger on shareholder value, changes in corporate governance and their impact on shareholder rights, financial viability of the combined companies as a single entity, and potential legal or environmental risks associated with the target firm.

B. Fair Price Provisions

Vote for fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Appraisal Rights

Vote for proposals to restore or provide shareholders with the right of appraisal.

D. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.

E. Spin-Offs

Votes on spin-offs are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, depending on the tax and regulatory advantages, planned use of the sale proceeds, market focus and managerial incentives.

F. Asset Sales

Votes on asset sales are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, after considering the impact on the balance sheet/working capital, the value received for the asset, and the potential elimination of diseconomies.

G. Liquidations

Votes on liquidations are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

H. Going Private Transactions (LBOs, Minority Squeezeouts)

Votes on going private transactions taking into account the following:

Offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Votes on “going dark” transactions, are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal determining whether the transaction enhances shareholder value by taking into consideration whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock), cash-out value, whether the interests of continuing and cashed-out shareholders are balanced, and market reaction to public announcement of transaction.

I. Changing Corporate Name

Vote for changing the corporate name in all instances if proposed and supported by management.

J. Plans or Reorganizations (Bankruptcy)

Vote in accordance with RiskMetrics analysis and recommendation on proposals to common shareholders on bankruptcy plans of reorganization, considering the follow factors including, but not limited to:

Estimated value and financial prospects of the reorganized company, percentage ownership of current shareholders in the reorganized company, whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee), the causes(s) of the bankruptcy filing, and the extent to which the plan or reorganization addresses the cause(s), existence of a superior alternative to the plan or reorganization, and governance of the reorganized company.

          VII. Capital Structure

A. Common Stock Authorization

Proposals to increase the number of shares of common stock authorized for issue are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal. The following factors will be considered:

Past Board Performance: i) the company’s use of authorized shares during the last three years; ii) one- and three-year total shareholder return; and iii) the board’s governance structure and practices including existing takeover defenses and presence of egregious equity compensation practices;

The Current Request: i) specific reasons/rationale for the proposed increase; ii) the dilutive impact of the request; and iii) risks to shareholders of not approving the request.

Vote against proposed common stock authorizations that increase the existing authorization by more than one hundred percent unless a clear need for the excess shares is presented by the company;

Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

B. Reverse Stock Splits

Management proposals to implement a reverse stock split are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, taking into account whether there is a corresponding proportional decrease in authorized shares. Generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

C. Blank Check Preferred Authorization

Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote for requests to require shareholder approval for blank check authorizations.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights (“blank check” preferred stock).

Vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

D. Adjust Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock

E. Preemptive Rights

Proposals to create or abolish preemptive rights are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal taking into account the size of the company and the characteristic of its shareholder base.

F. Debt Restructuring

Proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal considering the following factors:

Dilution, change in control, financial issues, terms of the offer, conflict of interest and management’s efforts to pursue other alternatives.

Proposals regarding debt restructurings are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

G. Share repurchase

Generally, vote for share repurchase programs/market repurchase authorities unless: (i) the repurchase can be used for takeover purposes; (ii) there is clear evidence of abuse; (iii) there is no safeguard against selective buybacks; and (iv) pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

          VIII. State of Incorporation

A. Voting on State Takeover Statutes

Proposals to opt in or opt out of state takeover statutes  (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions) are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.  Generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders.

B. Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, giving consideration to both financial and corporate governance concerns including the following:

Reasons for reincorporation, comparison of company's governance practices and provisions prior to and following the reincorporation, and comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes

C. Offshore Reincorporations and Tax Havens

Proposals concerning reincorporation from the United States to offshore locales such as Bermuda, the Cayman Islands or Panama are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, taking into consideration the company‘s strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders.

Generally support shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

           IX. Corporate Responsibility and Accountability

          I. General Corporate Social Responsibility (CSR) Related

A. Social, Environmental and Sustainability Issues

Votes on social, workplace, environmental, and other related proposals are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, taking into account a number of factors including, but not limited to:

Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value, whether the issues presented should be dealt with through government or company-specific action, whether the company has already responded in some appropriate manner to the request embodied in a proposal, whether the company's analysis and voting recommendation to shareholders is persuasive, what its industry peers have done in response to the issue, whether the proposal itself is well framed and reasonable, whether implementation of the proposal would achieve the objectives sought in the proposal, and whether the subject of the proposal is best left to the discretion of the board.

B. Special Policy Review and Shareholder Advisory Committees

Support proposals for the establishment of shareholder advisory committees when they appear to offer a potentially effective method for enhancing shareholder value special and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

C. Operations in Protected or Sensitive Areas

Generally support shareholder requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges, unless the company does not currently have operations or plans to develop operations in these protected regions.

D. Land Use

Generally support shareholder resolutions that request better disclosure of detailed information on a company‘s policies related to land use or development or compliance with local and national laws and zoning requirements.

E. International Financial Related

Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company‘s short and long-term bottom-line.

F. Affirm Political Non-Partisanship

Generally support proposals affirming political non-partisanship within the company.

G. Political Contributions Reporting & Disclosure

Support reporting of political and political action committee (PAC) contributions.

Support establishment of corporate political contributions guidelines and internal reporting provisions or controls.

Vote against shareholder proposals asking to publish in newspapers and public media the company‘s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

H. Military Sales

Disclosure requests for foreign military sales and economic conversion of facilities are evaluated on a case by case basis, taking into consideration the extent of disclosure requested in the proposal and the company‘s compliance with applicable laws.

Generally, vote against proposals asking a company to develop specific ethical criteria for military contracts. RiskMetrics analysis and recommendation on each individual proposal Evaluate disclosure requests.

I. Report on Operations in Sensitive Regions or Countries

Generally support shareholder proposals to adopt labor standards based on internationally recognized standards in connection with involvement in a certain market and other potentially sensitive geopolitical region (See III. Workplace Practices & Human Rights).

Generally support shareholder proposals seeking a report on operations within a certain market and documentation of costs of continued involvement in a given country or region.

Generally support requests for establishment of a board committee to review and report on the reputational risks and legal compliance with U.S. sanctions as a result of the company‘s continued operations in countries associated with terrorist sponsored activities.

Shareholder proposals to pull out of a certain market are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal considering factors such as overall cost, FDI exposure, level of disclosure for investors, magnitude of controversy, and the current business focus of the company.

J. Recycling Policy

Shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, with consideration made for industry and products produced by the company.

        II. Climate Change – Global Warning

A. Kyoto Compliance

Generally, vote for resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets, unless: 1) The company does not maintain operations in Kyoto signatory markets; or 2) The company already evaluates and substantially discloses such information to shareholders; or, 3) Greenhouse gas emissions do not materially impact the company‘s core businesses.

B. Greenhouse Gas Emissions

Generally, vote for shareholder proposals calling for increased disclosure of a company‘s policies and initiatives pertaining to greenhouse gas emissions.

Generally, vote for shareholder proposals calling for greater disclosure of the company‘s greenhouse gas emissions, with consideration of the company‘s competitive landscape, peer group and industry.

Generally, vote for shareholder proposals calling for a company to commit to reducing its greenhouse gas emissions under a reasonable timeline, with consideration of the company‘s competitive landscape, peer group and industry.

C. Investment in Renewable Energy

Generally support shareholder proposals calling for better reporting and disclosure in regard to all investment related to renewable energy sources at the company.

Generally support shareholder proposals seeking increased investment in renewable energy sources, taking into account whether the terms of the resolution are realistic or overly restrictive for management to pursue.

D. Sustainability Reporting and Planning

Generally support shareholder proposals seeking greater disclosure on the company‘s social and environmental practices and performance as it relates to the company‘s economic health and potential risks and liabilities.

E. Endorsement of CERES Principles

Generally, vote for requests asking a company to formally adopt the CERES Principles, with consideration made for scope and format of existing disclosure at the company.

       III. Workplace Practices and Human Rights

A. Equal Employment Opportunity

Vote for proposals calling for action on equal employment opportunity and anti-discrimination.

Vote for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, and other labor policies and practices that affect long-term corporate performance.

Generally, vote for resolutions calling on companies to implement a policy of non-discrimination with regard to salary, wages and benefits.

Generally, vote against resolutions calling for distribution of stock options and other equity awards based on race or gender.

B. High Performance Workplace

Generally support proposals that incorporate high-performance workplace standards.

C. Non-Discrimination in Retirement Benefits

Support proposals calling for a non-discrimination policy with regard to retirement benefits and pension management at a company.

D. Fair Lending Reporting and Compliance

Support proposals calling for full compliance with fair-lending laws.

Support reporting on overall lending policies and data.

E. MacBride Principles

Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

F. Contract Supplier Standards

Generally support proposals that:

Seek publication of a “Worker Code of Conduct” to be implemented by the company‘s foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees‘ wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights.

Request a report summarizing the company‘s current practices for enforcement of its Worker Code of Conduct along the company‘s supply chain.

Establishes independent monitoring mechanism in conjunction with appropriate local Non-Governmental Organizations to monitor supplier and licensee compliance with the Worker Code of Conduct.

Create incentives to encourage suppliers to raise standards rather than terminate contracts.

Request public disclosure of contract supplier reviews on a regular basis.

Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees‘ wages and working conditions.

G. Corporate Conduct and Labor Code of Conduct

Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).

Support the implementation and reporting on International Labor Organization codes of conduct.

Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

       IV. Consumer Health and Public Safety

A. Phase-out or Label Products Containing Genetically Engineered Ingredients

Vote for shareholder proposals to label products that contain genetically engineered products.

Generally, vote against proposals calling for a full phase out of product lines containing genetically modified agricultural products ingredients.

B. Tobacco-Related Products

Vote for shareholder proposals seeking to limit the sale of tobacco products to minors.

Generally, vote against proposals calling for a full phase out of tobacco related product lines.

C. Toxic Emissions

Vote for shareholder proposals calling on the company to establish a plan reduce toxic emissions.

D. Toxic Chemicals

Generally support resolutions requesting that a company disclose its policies related to toxic chemicals.

Shareholder proposals requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.

Shareholder proposals requesting companies to substitute or replace existing products are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, with consideration for applicable regulations and standards in the markets in which the company participates.

E. Nuclear Safety

Shareholder resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, with consideration made for the company‘s compliance with existing legislation, Nuclear Regulatory Commission oversight, and the specific scope of the proponent‘s request.

F. Concentrated Area Feeding Operations (CAFOs)

Generally support resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring or if the company does not directly source from CAFOs.

G. Pharmaceutical Product Reimportation

Generally support shareholder proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation, unless such information is already publicly disclosed.

Shareholder proposals requesting that companies adopt specific policies to encourage or not constrain prescription drug reimportation are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, with consideration made for current legislation in the U.S. and exporting markets.

H. Pharmaceutical Product Pricing

Proposals asking a company to implement price restraints on its pharmaceutical products are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, taking into account the following factors:

Whether the proposal focuses on a specific drug and region, whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness, whether the company already limits price increases of its products, the extent that reduced prices can be offset through the company‘s marketing expenditures without significantly impacting R&D spending , whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries, and the extent to which peer companies implement price restraints.

Generally support proposals requesting that the company evaluate their global product pricing strategy, considering the existing level of disclosure on pricing policies, any deviation from established industry pricing norms, and the company‘s existing philanthropic initiatives.

Vote for shareholder proposals that call on companies to develop or increase disclosure on policies to provide affordable HIV, AIDS, TB and Malaria drugs to citizens in the developing world.

          X. Conflicts of Interest

All votes submitted by European Investors on behalf of its clients are not biased in any way by other clients of European Investors.  For example, the fact that XYZ Corporation is a client of European Investors does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients.  All proxy voting proposals are voted in a manner consistent with sound corporate governance and responsible corporate citizenship (unless otherwise directed by a client with respect to that client’s stock).

           XI. Proxies Not Voted

A. Shares out on Loan

Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

When the Proxy Committee decides to vote against a proposal that is generally approved or to vote in favor of a proposal that is generally opposed, the reason for the exception will be recorded.

Revised: February 15, 2011

PART C

OTHER INFORMATION

ITEM 28.                      Exhibits
(a)(1)	Corrected Certificate of Trust as of December 22, 1997. (1)
(a)(2)	Trust Instrument dated December 22, 1997. (2)
(b)	Amended By-Laws dated May 21, 2001. (3)
(c)
The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2) and Article IV of the By-Laws referenced in Exhibit (b) above.

(d)	Restated Investment Advisory Agreement between Registrant and E.I.I. Realty Securities, Inc. dated June 4, 2010. (7)
(e)(1)	Underwriting Agreement between E.I.I. Realty Securities, Inc. and PFPC Distributors, Inc. dated May 16, 2008. (7)
(e)(2)	Underwriting Agreement between European Investors Inc. and PFPC Distributors, Inc. dated March 8, 2006 regarding payment of fees under the Underwriting Agreement. (4)
(e)(3)	Short Form of Underwriting Agreement between European Investors Inc. and BNY Mellon Distributors Inc. (formerly known as PFPC Distributors, Inc.) dated June 17, 2010. (7)
(f)	None.
(g)(1)	Amended and Restated Custodian Services Agreement between PFPC Trust Company (now The Bank of New York Mellon) and Registrant dated May 24, 2004. (7)
(g)(2)	Revised Custodian Services Fee Letter dated as of February 1, 2007. (7)
(g)(3)	Amendment to the Revised Custodian Services Fee Letter dated September 1, 2010. (7)

(1)Filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A on May 7, 1998, accession number 0000922423-98-000453.

(2)Filed as an Exhibit to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A on October 27, 2000, accession number 0000922423-00-500021

(3)Filed as an Exhibit to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A on August 24, 2001, accession number 0000935069-01-500394.

(4)Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A on October 30, 2006, accession number 0000922423-06-001363.

(h)(1)	Restated Administration Agreement between Registrant and E.I.I. Realty Securities, Inc. dated June 4, 2010. (7)
(h)(2)	Sub-Administration and Accounting Services Agreement between European Investors Incorporated, Registrant and PFPC Inc. (now BNY Mellon Investment Servicing (US) Inc.) dated April 28, 1998 . (7)
(h)(3)	Amendment to Sub-Administration and Accounting Services Agreement between E.I.I. Realty Securities, Inc. and PFPC Inc. dated July 1, 2000. (7)
(h)(4)	Amendment to Sub-Administration and Accounting Services Agreement between E.I.I. Realty Securities, Inc., Registrant and PFPC Inc. dated February 1, 2007. (7)
(h)(5)	Transfer Agency Services Agreement between PFPC Inc. (now BNY Mellon Investment Servicing (US) Inc.) and Registrant dated April 28, 1998. (7)
(h)(6)	Amendment to the Transfer Agency Services Agreement dated as of February 1, 2007. (7)
(h)(7)	Anti-Money Laundering and Privacy Amendment to Transfer Agency and Services Agreement and Sub-Administration and Accounting Services Agreement dated May 20, 2002. (5)
(i)(1)	Opinion of Counsel. (2)
(j)(1)	Consent of Kramer Levin Naftalis & Frankel LLP, Counsel for Registrant.
(j)(2)	Auditors Consent.
(k)	Not applicable.
(l)	Investment letter re: initial $100,000 capital. (6)
(m)(1)	Distribution Plan pursuant to Rule 12b-1, with Form of Shareholder Servicing Agreement and Form of Selected Dealer Agreement, for the Investor Shares of Registrant. (6)
(m)(2)	Shareholder Servicing Plan, with Form of Shareholder Servicing Agreement, for the Investor Shares and Adviser Shares of Registrant. (6)
(n)	Rule 18f-3 Multiple Class Plan. (6)
(o)	Not applicable.

(5)Filed as an Exhibit to Pre-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A on October 28, 2002, accession number 0000935069-02-001173.

(6)Filed as an Exhibit to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A on June 5, 1998, accession number 0000922423-98-000585.

(p)(1)	Registrant’s Code of Ethics. (2)
(p)(2)	Registrant’s Adviser’s Code of Ethics
Powers of Attorney of Warren K. Greene, Joseph Gyourko and Juan M. Meyer (7)

ITEM 29.                      Persons Controlled By or Under Common Control with Registrant

None.

ITEM 30.                      Indemnification

Section 10.02 of Registrant’s Trust Instrument provides as follows:

“(a)           Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i)           every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)           the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Covered Person:

(i)           who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)           in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(7)Filed as an Exhibit to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A on October 29, 2010, accession number 0000922423-10-000481

(c)
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)
Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.”

ITEM 31.                      Business and Other Connections of Investment Adviser

Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of E.I.I. Realty Securities, Inc. (“E.I.I.”), the investment adviser of Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by E.I.I. or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by E.I.I. (SEC File No. 801-44099).

ITEM 32.                      Principal Underwriter

(a)
BNY Mellon Distributors Inc. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the FINRA.  As of July 26, 2011, the Distributor acted as principal underwriter for the following investment companies:

Aston Funds

E.I.I. Realty Securities Trust

FundVantage Trust

GuideStone Funds

Highland Funds I

Highland Funds II

The Industry Leaders Fund

Kalmar Pooled Investment Trust

Matthews International Funds, dba Matthews Asia Funds

Metropolitan West Funds

The Motley Fool Funds Trust

New Alternatives Fund, Inc.

Old Westbury Funds, Inc.

The RBB Fund, Inc.

Stratton Multi-Cap Fund, Inc.

Stratton Real Estate Fund, Inc.

The Stratton Funds, Inc.

The Torray Fund

(b)
The Distributor is a Massachusetts corporation located at 760 Moore Road, King of Prussia, PA 19406.  The Distributor is a wholly-owned subsidiary of BNY Mellon Distributors Holdings Inc. a wholly-owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded company.

The following is a list of the directors and executive officers of the Distributor:

Board of Directors

Name	Position	Effective Date
John F. Fulgoney	Director	January 11, 2011
Michael DeNofrio	Director	April 26, 2007
Steven Turowski	Director	August 30, 2007
Dennis J. Westley	Director	March 4, 2008
Scott P. LaVasseur	Director	February 16, 2011

Officers

Name	Position(s) with Distributor	Effective Date

John F. Fulgoney	President and Chief Executive Officer	January 18, 2011
Bruno Di Stefano	Vice President	April 11, 2007
Susan K. Moscaritolo	Vice President, Secretary and Clerk	VP - April 11, 2007 Secretary and Clerk – May 29, 2007
Matthew O. Tierney	Treasurer and Financial Operations Principal, Chief Financial Officer	August 19, 2008
Felicia Antonio	Chief Compliance Officer	August 27, 2010
Jodi Jamison	Chief Legal Officer	April 11, 2007
Ellen C. Krause	Chief Risk Officer	March 26, 2009
John J. Munera	Anti-Money Laundering Officer	April 11, 2007
Ronald Berge	Vice President	February 16, 2011
Dianna A. Stone	Assistant Secretary and Assistant Clerk	November 27, 2007
Kevin D. Peterson	Assistant Treasurer – Tax	July 1, 2010
Gary E. Abbs	Assistant Treasurer – Tax	July 1, 2010
Joanne S. Huber	Assistant Treasurer – Tax	July 1, 2010
Barbara J. Parrish	Assistant Secretary	July 1, 2010
Mary Lou Olinski	Assistant Secretary	July 1, 2010
Cristina Rice	Assistant Secretary	July 1, 2010

(c)	Not Applicable

ITEM 33.                      Location of Accounts and Records

As required by Section 31(a) of the Investment Company Act of 1940, the accounts, books or other documents relating to Registrant's budget and accruals will be kept by E.I.I. Realty Securities, Inc., 640 Fifth Avenue, 8th Floor, New York, NY 10019.  The accounts, books or other documents of the Fund relating to shareholder accounts and records and dividend disbursements will also be kept by E.I.I. at the above address.

ITEM 34.                      Management Services

There are no management-related service contracts not discussed in Parts A and B.

ITEM 35.                      Undertakings

Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors if requested to do so by the holders of at least 10% of Registrant’s outstanding voting securities, and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of New York, and the State of New York on this 28th day of October, 2011.

E.I.I. REALTY SECURITIES TRUST
(Registrant)

By:                 /s/  Richard J. Adler
Richard J. Adler, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities indicated on the 28th day of October, 2011.

SIGNATURE	TITLE
/s/ Richard J. Adler Richard J. Adler	Chief Executive Officer and President
/s/ Michael J. Meagher Michael J. Meagher	Chief Compliance Officer and Treasurer
/s/ Warren K. Greene Warren K. Greene	Chairman of the Board and Trustee
/s/ Joseph Gyourko Joseph Gyourko	Trustee
/s/ Juan M. Meyer Juan M. Meyer	Trustee
/s/ Christian A. Lange Christian A. Lange	Trustee

INDEX TO EXHIBITS

EX-99.j	Consent of Kramer Levin Naftalis & Frankel LLP, Counsel for Registrant.
EX-99.j	Auditor’s Consent
EX-99.p	Registrant’s Adviser’s Code of Ethics